FIRST OMAHA FUNDS
Annual Report

MARCH 31, 2000

                                                            (LOGO)
                                                            FIRST OMAHA
                                                            FAMILY OF FUNDS/R

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                              NOTICE TO INVESTORS
                        Shares of First Omaha Funds are:

                      ------------------------------------
                                NOT FDIC INSURED
                      ------------------------------------
                                 MAY LOSE VALUE
                               NO BANK GUARANTEE
                      ------------------------------------
An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the Fund.
First Omaha Funds are distributed by Sunstone Distribution Services, LLC.
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                                               FIRST OMAHA FUNDS - Annual Report
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March 31, 2000



DEAR SHAREHOLDER:

We are pleased to provide you with the First Omaha Family of Funds' Annual Report for the period ended March 31, 2000. In it you will find helpful information regarding your investment, its performance and its management.
Also, our portfolio managers have given their observations on the stock and bond markets. Please read this Report carefully and retain it with your Prospectus for future reference.

Once again, thank you for your investment in the First Omaha Family of Funds. We look forward to serving your future investment needs.

BOND MARKET OVERVIEW

Over the past 12 months we have continued to witness the longest peacetime economic expansion in history. This expansion has led equity markets to unprecedented growth rates over the last decade and left employers scrambling for workers. As a result of the economy's strength, interest rates moved higher due to expectations of inflation and the fear of tight labor markets in the United States. Last year's movement in interest rates had a direct effect on bond prices, that is, as interest rates moved up, the prices of bonds generally declined.

As for inflation, prices have moved higher this year if you look at the energy sector in particular, but outside of this area, both consumer and producer price indices continue to indicate a tame inflationary environment. Oil prices have nearly doubled because of the agreement the OPEC countries announced last April. So while prices at the gasoline pumps are higher, other areas such as computers and other consumer goods continue to get cheaper. Why is this? Intense competition and strong productivity growth have limited price hikes and allowed corporations to profit from productivity gains, not price increases.

The Federal Reserve led by its Chairman, Alan Greenspan, has moved short-term interest rates higher five times in the past 12 months. The first three rate hikes reversed actions taken by the Fed in the fall of 1998 in an effort to avert a potential global financial crisis. In addition, the Fed continues to be preemptive against the rise of inflationary pressures in our economy that can come from excessive growth and tight labor markets. By raising short-term interest rates, the Fed in essence is attempting to slow the economy down to a rate that is non-inflationary.

A few of the number of issues that we will be paying attention to in the coming year are: the strength of the U.S. domestic economy and whether it is sustainable, and if consumer demand can continue to fuel this growth; the tightness in the labor markets and the potential inflationary pressures that the lack of supply of workers could bring; and the overall level of the equity markets, which has helped fuel consumer confidence and spending. From an inflation fighting perspective any correction in equity valuations would be welcome, however it could have an adverse effect on the corporate bond prices due to the emphasis corporate managers appear to have put on supporting equity valuations.

FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND

The First Omaha Short/Intermediate Fixed Income Fund invests at least 65% of its total assets in investment grade fixed income securities. The portfolio expects to maintain a weighted average maturity between two to five years.

As of March 31, 2000, the portfolio's composition was 33% government and agency securities, 60% corporate bonds and 7% cash equivalents. The overall weighted average credit quality remained AA for the portfolio, while the weighted average maturity was 3.9 years.

During the past 12 months, we have continued to emphasize corporate bonds in your portfolio as we believed they offer attractive spreads, or additional yields, versus Treasuries. However, in spite of an economy which offers favorable conditions for corporate profits, yield spreads on corporate bonds continued to widen, hindering short-term performance. This widening was largely due to continued concern about liquidity among investors.

Going forward, we are enthusiastic about the long-term prospects for the economy and for the interest rate environment. We will continue to identify value in the shorter end of the yield curve.

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Annual Report - FIRST OMAHA FUNDS
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SHORT/INTERMEDIATE FIXED INCOME FUND

PORTFOLIO COMPOSITION
as of March 31, 2000

Corporate Bonds                       60%
U.S. GOVERNMENT AGENCIES              23%
U.S. GOVERNMENTS                      10%
CASH EQUIVALENTS                       7%

TOTAL RETURN
as of March 31, 2000
                        1 YEAR ENDED   5 YEARS ENDED AVERAGE ANNUAL SINCE
                           3/31/00      3/31/00<F1>  COMMENCEMENT<F1><F2>
--------------------------------------------------------------------------
First Omaha
Short/Intermediate
Fixed Income Fund<F3>       0.71%            5.26%          4.86%
--------------------------------------------------------------------------

<F1> Annualized
<F2> Commencement date is 12/13/92
<F3> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Short/Intermediate Fixed Income Fund, the assets of which were acquired by the Fund on that date.

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References to specific securities included in this letter should not be construed as a recommendation to buy or sell shares in the companies.
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RETURN ON A $10,000 INVESTMENT

                 FIRST OMAHA  LEHMAN BROS.
                   SHORT/      MUTUAL FUND
                INTERMEDIATE   SHORT (1-5)
                FIXED INCOME   U.S. GOV'T.
DATE               FUND            INDEX
------------------------------------------
12/31/1992         10,000         10,000
3/31/1993          10,340         10,377
3/31/1994          10,561         10,631
3/31/1995          10,951         11,080
3/31/1996          11,803         12,016
3/31/1997          12,275         12,622
3/31/1998          13,302         13,674
3/31/1999          14,048         14,546
3/31/2000          14,148         14,990

This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Short/Intermediate Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Mutual Fund Short (1-5) U.S. Government Index is an index made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). It includes only those bonds with maturities of up to five years. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

FIRST OMAHA FIXED INCOME FUND

The First Omaha Fixed Income Fund invests at least 65% of its total assets in investment grade fixed income securities.

As of March 31, 2000, the portfolio composition was almost 17% government and agency securities, 80% corporate bonds and 3% cash. The overall weighted average credit quality of the portfolio ended the fiscal year at AA3. The weighted average maturity of the portfolio remained at 11 years.

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                                               FIRST OMAHA FUNDS - Annual Report
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Throughout these past 12 months we have continued to feel that the spreads, or additional yield over treasuries, available in corporate bonds were very attractive both from an historical and a relative basis. As a result of this we continued to emphasize corporate bonds in your portfolio. We also continued to feel positive about the long-term U.S. economic environment, particularly as it relates to continued low inflation. Therefore, we also continued to keep the duration of your portfolio, a measure of interest rate sensitivity, slightly longer than its benchmark. However, in spite of an economy in which inflation remained tame, rates were driven higher largely due to fears of the Fed's need to react to the wealth being created by the equity markets. Also, in spite of an economy which saw very favorable corporate profits, yields on corporate debt increased relative to Treasuries because of liquidity concerns. Therefore, neither of these strategies was rewarded.

Instead, the corporate bond market continues to be plagued by the same liquidity problems that have affected it since August of 1998. Investors and dealers alike appear afraid to own a bond which, in spite of sound fundamentals, could be difficult to sell. And although we saw practically no evidence of inflation, fears of it pushed yields higher, negatively affecting the Fund.

For the coming year, while we remain enthusiastic about the long-term prospects for the economy and corporate profits, we most likely will proceed cautiously. Your portfolio will continue to be structured to take advantage of a declining yield environment, although not aggressively so. Also, we will continue to overweight corporate bonds, but will probably do so in shorter maturities. This will allow us to take advantage of the attractive additional yields available in corporates, while avoiding some of the liquidity risk which is present in longer corporate issues.

FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of March 31, 2000

CORPORATE BONDS                 80%
U.S. GOVERNMENT AGENCIES        12%
U.S. GOVERNMENTS                 5%
CASH EQUIVALENTS                 3%

TOTAL RETURN
as of March 31, 2000
                   1 YEAR ENDED     5 YEARS ENDED        AVERAGE ANNUAL SINCE
                     3/31/00         3/31/00<F1>         COMMENCEMENT<F1><F2>
-----------------------------------------------------------------------------
First Omaha Fixed
Income Fund<F3>       (0.90)%            6.11%                    5.80%
-----------------------------------------------------------------------------

<F1> Annualized
<F2> Commencement date is 12/13/92
<F3> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Fixed Income Fund, the assets of which were acquired by the Fund on that date.

RETURN ON A $10,000 INVESTMENT

                FIRST OMAHA    LEHMAN BROS.
               FIXED INCOME    GOV'T./CORP.
                   FUND         BOND INDEX
------------------------------------------
12/31/1992         10,000         10,000
3/31/1993          10,547         10,576
3/31/1994          10,852         10,870
3/31/1995          11,221         11,368
3/31/1996          12,404         12,610
3/31/1997          12,784         13,172
3/31/1998          14,381         14,804
3/31/1999          15,234         15,774
3/31/2000          15,096         16,041

This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.


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Annual Report - FIRST OMAHA FUNDS
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THE STOCK MARKET OVERVIEW


No single theme can describe the stock market of the past twelve months. A value-oriented rally last April and May preceded a volatile, yet essentially directionless, summer. From September through December, large-cap technology stocks led the way, while January and February found investors shifting their attention to biotechnology, small-cap technology and more speculative fare. In March, headlines were dominated by the Nasdaq's correction and a re-emergence of value investing. Whether the bull is dead is a difficult call, but it appears a degree of rationality is being interjected into a market that had been caught in a speculative frenzy.

Following a volatile summer, caused in part by the Fed's decision to slow the economy via interest rate hikes, the final months of 1999 found investors pouring funds into large-cap technology names. Led by stocks such as Cisco Systems, Oracle and Qualcomm, the Nasdaq Composite plowed ahead over 65% in three months. Market observers noted the narrowness of the market's trading-a select few names were going up, while most stocks were flat or falling. In fact, while the Nasdaq was skyrocketing, the average stock (as measured by the Value Line Geometric Index) rose a mere three percent. Prices paid for companies notched higher and higher as it appeared investors allowed their fear of being left behind to overtake any efforts to value businesses.

In January and February investors' tastes grew even more speculative. Biotech and small-cap technology-companies offering rapid revenue growth potential but little in terms of actual earnings-became favorites. Indices measuring the performance of small-cap health care and technology stocks climbed sixty to seventy-five percent in a little over sixty days. The fuel for this fire was other stocks-the average stock fell over six percent as investors sold "old economy" to buy "aggressive growth."

Then, in early March, investors stampeded for the door. While triggered by no specific event, the combination of comments regarding the ability to patent the human gene, the Microsoft trial, multiple interest rate increases, and the "unlocking" of last year's IPOs (insiders became eligible to sell shares) became a weight too heavy for the bull's shoulders. The Nasdaq Composite dropped almost ten percent as speculative health care and technology indices plunged twenty to thirty-five percent (many individual issues lost well over half of their value). Amid the wreckage, investors rediscovered the power of earnings and positive cash flow. The average stock rose over six percent as technology tumbled.

Currently, the market appears to be in a tug-of-war. Investors' affinity for technology pushes growth stocks upward, and higher prices prompt selling by those who have rediscovered the concept of risk. A mirror image seems to occur in "old economy" value names as investors seek safety when technology slides. To date the winner of this battle remains in doubt, but it appears as if the extreme speculation has subsided. While the short-term volatility may make for some restless nights, the recent shake-out may be good for the longer term health of the equity market.

FIRST OMAHA BALANCED FUND

The First Omaha Balanced Fund lost 6.18% for the year ended March 31, 2000, which lagged the benchmark indices due primarily to equity underperformance. The S&P 500 Stock Index/R increased 17.9% and the Lehman Brothers Government/Corporate Bond Index rose 1.7% during the same period. Our value philosophy has generally been unrewarding during this last phase of the bull stock market, which has been narrowly defined by technology outperforming.

THE PORTFOLIO

Our current allocation ranges are equity 45 - 55%, bonds from 40 - 50% and cash at 0 - 10%. At March 31, equities were at 47%, bonds at 46% and cash at 7%, reflecting our near-term concerns for the equity market.

The bond segment composition at quarter end was 22% treasuries and agencies and 78% high-quality corporate bonds. The average quality rating of the bond portfolio was AA, reflecting our belief that quality is a vitally important component of future performance. The average maturity of the portfolio decreased during the period to respond to the Federal Reserve rate increases. We see more upward moves in interest rates in the future; but, we recognize that yields remain at quite high levels after adjusting for inflation.

*CAPITALIZATION or its abbreviation CAP represents the value of a company as determined by the stock price multiplied by the number of outstanding shares.

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                                               FIRST OMAHA FUNDS - Annual Report
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In the six months ended March 31, we made changes to re-invigorate your equity segment through transactions to rebalance industry sector weights. We continue to prefer stocks of companies exhibiting strong balance sheets, improving returns on capital and healthy cash flows. We reduced the weightings in capital goods and basic materials industries while increasing the technology, telecommunication and consumer-oriented sectors. We initiated positions in nine companies. Abbott Laboratories is a diversified health care product company with primary operations in pharmaceuticals, nutritionals and diagnostics. Compuware is a leading supplier of software and services to mainframe and client-server applications for testing and debugging functions. Interpublic Group is the second largest international advertising and marketing services firm in the world. NCR Corp. provides point-of-sale systems, ATMs, check imaging systems and data warehousing products and services to a diversified end-user base. Newell Rubbermaid manufactures and merchandises strong brand name, consumer staple products for the kitchen, playground, workbench and office. PepsiCo is the second leading soft drink beverage company in the world, and we believe the dominant salty snack food provider in the United States, if not the world. SBC Communications is a domestic and international wireline and wireless telephony provider. Sherwin-Williams manufactures and markets paint, stain, cleaners and related equipment. TECO Energy is an electric utility operating in west central Florida with natural gas utility operations and a variety of non-regulated businesses.

We eliminated American Financial Group, Cyprus AMAX, Delhaize America, Harsco, J.C. Penney, Rite Aid, Service Corp. International and Universal Corp. from the portfolio to make room for the additions listed above.

At March 31, 2000, the equity segment held positions in 40 different companies over many economic sectors. The average dividend yield of the companies in the portfolio was 2.3% versus the S&P 500 yield of 1.2%. The top five equity positions, accounting for 20.8% of the equity segment, were Marsh & McLennan, GTE, Motorola, Halliburton and International Business Machines.

BALANCED FUND
TOTAL RETURN
as of March 31, 2000

                              1 YEAR ENDED          AVERAGE ANNUAL SINCE
                                 3/31/00            COMMENCEMENT<F1><F2>
-------------------------------------------------------------------------
First Omaha Balanced Fund         (6.18)%                   4.45%
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<F1> Annualized
<F2>Commencement date is 8/6/96

RETURN ON A $10,000 INVESTMENT

                  FIRST OMAHA                         LEHMAN BROS.
                    BALANCED           S&P 500        GOV'T./CORP.
                      FUND            COMPOSITE        BOND INDEX
------------------------------------------------------------------
8/6/1996            10,000             10,000             10,000
3/31/1997           10,614             11,603             10,378
3/31/1998           12,950             17,173             11,663
3/31/1999           12,501             20,343             12,427
3/31/2000           11,728             23,993             12,638

This chart assumes an initial investment of $10,000 made on 8/6/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Balanced Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Composite is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

Annual Report - FIRST OMAHA FUNDS
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PORTFOLIO COMPOSITION
as of March 31, 2000

COMMON STOCKS                        47%
CORPORATE BONDS                      36%
U.S. GOVERNMENT AGENCIES              8%
CASH EQUIVALENTS                      7%
U.S. GOVERNMENTS                      2%

TOP FIVE HOLDINGS<F1>
as of March 31, 2000
                                                    % OF NET ASSETS
-------------------------------------------------------------------
Union Tank Car Co., 7.45%, 6/1/09                           4.20%
-------------------------------------------------------------------
Tampa Electric Co., 5.75%, 5/1/00                            4.16
-------------------------------------------------------------------
Halliburton Co., Series A, 6.75%, 2/1/27                     4.16
-------------------------------------------------------------------
Anheuser-Busch Cos., Inc., 6.75%, 8/1/03                     4.11
-------------------------------------------------------------------
Federal Home Loan Bank, 5.66%, 5/21/02                       4.05
-------------------------------------------------------------------

<F1> Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

FIRST OMAHA EQUITY FUND

In the year ended March 31, the First Omaha Equity Fund lost 9.29% versus the 17.94% return generated by the Standard & Poor's 500 Stock Index and the return of 12.72% earned by the Standard & Poor's 500 BARRA Value Index. The Fund's relative performance is primarily a result of the substantial market bias towards technology stocks trading on growth prospects versus our traditional value approach. In fact, due to the large move in the technology arena, many growth stocks are now included in the value index because the benchmark is split evenly twice per year such that one-half of the stock market capitalization is value and one-half is growth. The stocks themselves are not split on the basis of their fundamental value parameters. As a result, there are stocks with price-to-earnings multiples of 30 and above included in the value index. This divergence in performance was especially vivid during the quarter ended December 31 where the Standard & Poor's 500 BARRA Value Index increased 8.97%, the Dow Jones Industrial Average rose 11.6%, the Standard & Poor's 500 Index was up 14.9% and the Nasdaq surged 48.3%. The Federal Reserve interest rate increases, with the prospect for more, appears to be drying up available capital from banks and venture capitalists for technology investments. We believe many investors have broadened their interest and are considering sectors other than technology.

THE PORTFOLIO

In the six months ended March 31, we made great strides in reinvigorating your portfolio through transactions intended to rebalance industry sector weights. We reduced the weightings in capital goods and basic materials industries while increasing the technology, telecommunication and consumer-oriented sectors. We initiated positions in Abbott Laboratories, Compuware, Interpublic Group of Companies, Newell Rubbermaid, NCR Corp., PepsiCo, Sherwin-Williams, SBC Communications and TECO Energy. American Financial Group, Cyprus AMAX, Delhaize America, Harsco, J.C. Penney, Rite Aid, Service Corp. International and Universal Corp. have all been eliminated.

Abbott Laboratories is a diversified health care product company with primary operations in pharmaceuticals, nutritionals and diagnostics. Compuware is a leading supplier of software and services to mainframe and client-server applications for testing and debugging functions. Interpublic Group is the second largest international advertising and marketing services firm in the world. NCR Corp. provides point-of-sale systems, ATMs, check imaging systems and data warehousing products and services to a diversified end-user base. Newell Rubbermaid manufactures and merchandises strong brand name, consumer staple products for the kitchen, playground, workbench and office. PepsiCo is the second leading soft drink beverage company in the world and we believe the dominant salty snack food provider in the United States, if not the world. SBC Communications is a domestic and international wireline and wireless telephony provider. Sherwin-Williams manufactures and markets paint, stain, cleaners and related equipment. TECO Energy is an electric utility operating in west central Florida with natural gas utility operations and a variety of non-regulated businesses.

American Financial Group, Delhaize America, Harsco and Universal Corp. were eliminated from the portfolio due to their market capitalization being too small to provide efficient and liquid markets, and our re-analysis of their less-than-rosy outlook. J.C. Penney, Rite Aid and Service Corp. International were sold primarily because they did not develop as originally forecasted. Each of these three companies were disappointments

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                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

on a variety of fronts, not only did the outlook not come to fruition but the stocks continued to decrease in price as time went on. We culled these value traps in order to make room for the future. The final elimination was Cyprus AMAX due to its merger with Phelps Dodge in October of 1999.


At March 31, 2000, 91.5% of the portfolio was invested in equities with the balance in cash equivalents. The portfolio held positions in 40 different companies over many economic sectors. The average dividend yield of the companies in the portfolio was 2.3% versus the S&P 500 yield of 1.2%. The top five equity positions, accounting for 19.3% of the equity segment, were Marsh & McLennan, Motorola, GTE, Halliburton and NCR.

EQUITY FUND
PORTFOLIO COMPOSITION<F1>
as of March 31, 2000

TECHNOLOGY                      19%
FINANCIAL                       15%
CONSUMER STAPLES                14%
ENERGY                          13%
BASIC INDUSTRIES                 8%
CAPITAL GOODS                    8%
HEALTH CARE                      8%
COMMUNICATION SERVICES           5%
UTILITIES                        4%
CONSUMER CYCLICALS               3%
TRANSPORTATION                   3%

<F1> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.

TOP FIVE HOLDINGS<F2>
as of March 31, 2000
                         % OF NET ASSETS
----------------------------------------
Marsh & McLennan Cos., Inc.        4.57%
----------------------------------------
Motorola, Inc.                     3.76
----------------------------------------
GTE Corp.                          3.72
----------------------------------------
Halliburton Co.                    3.59
----------------------------------------
NCR Corp.                          3.52
----------------------------------------

<F2> Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

TOTAL RETURN
as of March 31, 2000
                 1 YEAR ENDED     5 YEARS ENDED        AVERAGE ANNUAL SINCE
                    3/31/00        3/31/00<F1>         COMMENCEMENT<F1><F2>
----------------------------------------------------------------------------
First Omaha
Equity Fund<F3>     (9.29)%            8.32%                   9.20%
----------------------------------------------------------------------------

<F1> Annualized
<F2> Commencement date is 12/13/92
<F3> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Equity Fund, the assets of which were acquired by the Fund on that date.

RETURN ON A $10,000 INVESTMENT

             FIRST OMAHA        S&P 500        S&P 500/BARRA
             EQUITY FUND       COMPOSITE        VALUE INDEX
------------------------------------------------------------
12/31/1992      10,000           10,000           10,000
3/31/1993       10,470           10,511           11,045
3/31/1994       10,805           10,666           11,600
3/31/1995       12,757           12,326           13,064
3/31/1996       15,584           16,283           17,368
3/31/1997       17,921           19,511           20,267
3/31/1998       23,097           28,876           28,878
3/31/1999       20,973           34,206           30,531
3/31/2000       19,024           40,344           33,541

This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Equity Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Composite is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

The S&P 500/BARRA Value Index is a market capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price to book ratios. It is designed so that approximately 50% of the Standard & Poors' 500 market capitalization is the BARRA Value Index. The other 50% is in the BARRA Growth Index. The BARRA Value & BARRA Growth indices are rebalanced semi-annually on January 1 and July 1. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

Annual Report - FIRST OMAHA FUNDS
------------------------------------------------------------------------------

FIRST OMAHA GROWTH FUND

The beat goes on. The past year again saw the major market indices reaching new heights, with smaller companies, and especially technology companies, leading the way. The First Omaha Growth Fund participated in the strong market, returning 20.72% for the year, compared to 17.94% for the Standard & Poors 500 Index, and 38.09% for the Standard & Poors MidCap 400 Index.

The ascent of a broad range of young technology companies to unprecedented valuation levels is a cause of concern. The First Omaha Growth Fund is managed with a focus on fundamental factors like sales and earnings that can support the current valuation of a company's stock. While that may have kept the Fund out of some of the strongest stocks and sectors recently, it could reduce somewhat the Fund's exposure to the sharp setbacks that could occur in these stocks if the market declines and investors begin to question the high valuations these companies trade at.

The Federal Reserve Board has raised short-term interest rates this year, and has indicated it will continue to raise rates until the economy slows to a pace it considers sustainable. Higher rates and the probability of slower economic growth is likely to produce a strong headwind for most stocks that have been soaring on very high expectations of continually accelerating momentum.

Software and other technology-related companies held by the Fund were particularly strong in the year just past, while retailers, manufacturers and financial stocks were weak in spite of good operational results. The First Omaha Growth Fund's strategy of buying rapidly growing companies, but being disciplined in the price level we pay, meant that the Fund was not invested in many of the companies with the strongest price momentum during the year. Our investment approach is based on the belief that in the long run stock valuations will be determined by underlying earnings momentum and not the market action of the stock price.

We expect the economy to continue to produce healthy growth in the periods ahead, but at a more subdued rate than during the past year. Stocks that we believe could do relatively well in this environment include those companies that are generating strong gains in sales and earnings, but have not participated in the exceptionally strong advance in the market averages. We plan to continue to focus on those companies with strong growth potential selling at reasonable valuations. We will attempt to position the First Omaha Growth Fund, in the long term, to participate in the rising value of these growing companies.

GROWTH FUND
PORTFOLIO COMPOSITION<F1>
as of March 31, 2000

FINANCIAL                  18%
TECHNOLOGY                 17%
BASIC INDUSTRIES           13%
CONSUMER STAPLES           12%
COMMUNICATION SERVICES     10%
HEALTH CARE                 9%
CONSUMER CYCLICALS          7%
TRANSPORTATION              6%
CAPITAL GOODS               4%
ENERGY                      2%
UTILITIES                   2%

 <F1>     Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.

TOP FIVE HOLDINGS<F2>
as of March 31, 2000
                         % OF NET ASSETS
----------------------------------------
MGIC Investment Corp.              4.06%
----------------------------------------
Adobe Systems, Inc.                3.87
----------------------------------------
Spieker Properties, Inc.           3.87
----------------------------------------
Provident Financial Group, Inc.    3.74
----------------------------------------
Level 3 Communications, Inc.       3.68
----------------------------------------

 <F2>     Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

TOTAL RETURN
as of March 31, 2000
                         1 YEAR ENDED   AVERAGE ANNUAL SINCE
                           3/31/00      COMMENCEMENT<F1><F2>
------------------------------------------------------------
First Omaha Growth Fund      20.72%           7.47%
------------------------------------------------------------

<F1> Annualized
<F2> Commencement date is 4/1/98

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------
RETURN ON A $10,000 INVESTMENT


               FIRST OMAHA    S&P MIDCAP
               GROWTH FUND    400 INDEX
----------------------------------------
4/1/1998          10,000        10,000
3/31/1999          9,572        10,046
3/31/2000         11,555        13,872


This chart assumes an initial investment of $10,000 made on 4/1/98. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Growth Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by FNC Trust Group, n.a.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

FIRST OMAHA SMALL CAP VALUE FUND

The Fund generated a return of 7.6% for the twelve-month period ending March 31, compared with 17.1% for the S&P SmallCap 600 BARRA Value Index and 30.1% for the S&P SmallCap 600 Index. The primary explanation for this underperformance lies in the Fund's sector exposures. We were underweighted in the strong-performing technology and health care sectors, and overweighted in basic materials, capital goods and consumer cyclicals-sectors which produced modest, but not outstanding, performance.

Our efforts in the past year have been focused on upgrading the "quality" of the companies we own and shifting sector weights to increase the portfolio's industry diversification. Several positions were eliminated due to uncertainty surrounding their industries, business models, or management. Employing a process of careful business analysis, we added companies that we believe possess superior short- and long-term potential. We continue to pay close attention to the prices we pay, but realize we must occasionally pay a premium for high-quality companies.

A number of positions in the basic materials, capital goods, and consumer cyclical industries were trimmed or eliminated through the course of the year, freeing up funds to invest in the important technology and health care sectors. Although exposure to these areas will subject our portfolio to the risks and dynamics of today's fast-moving technology markets, we will strive to mitigate some of the risk involved by performing thorough research, exercising discipline in the prices we pay for these businesses, and limiting our exposure to a reasonable percentage of the portfolio.

During the past twelve months, fourteen new positions were added to the Fund. Discussed in our September 30, 1999 Semi-Annual Report were Casey's General Stores, Jones Pharma, Medicis Pharmaceutical, North Fork Bancorporation and Transaction Systems Architects. Recent additions include Arthur J. Gallagher, CNA Surety, Cullen/Frost Bankers, Everest Reinsurance, IDACORP, OGE Energy, SBS Technologies, STERIS Corporation and Tidewater. Liquidations in the past year consisted of American Financial Group, Bandag, Calgon Carbon, CNA Surety (takeover bid), DPL Incorporated, Franklin Covey, Guarantee Life (acquired), Lawson Products, Nash Finch and Universal Corporation.

In the technology area, we added SBS Technologies. A leading provider of embedded computers, SBS manufactures computer modules used in the communication, defense avionics and medical technology industries. A strong balance sheet with no long-term debt and solid cash flow add to the attractiveness of this investment. The addition of STERIS Corporation, a leading manufacturer of sterilization equipment and chemicals, increased our health care exposure. While the company is currently experiencing a downturn in orders for sterilization equipment, its high-margin chemicals business continues to post strong results.

Due to the acquisition of Guarantee Life and our decision to sell American Financial Group, we added several financial companies to the portfolio. Arthur
J. Gallagher is the world's fourth largest insurance brokerage and risk management company. Gallagher has posted strong earnings in recent years, despite weak insurance pricing. As rates stabilize and improve, we believe Gallagher has the potential to realize significant earnings growth. CNA Surety, one of the nation's largest issuers of surety bonds, was added to the portfolio and sold for a profit of nearly 30% within a three-month period.

Annual Report - FIRST OMAHA FUNDS
-------------------------------------------------------------------------------

CNA Financial, owner of 62% of CNA Surety, offered to purchase the remainder of the company. San Antonio-based Cullen/Frost Bankers is a holding company for the largest independent bank in Texas. With $7 billion in assets and a strong trust business, we believe Cullen/Frost is well positioned in the growing Texas market. Everest Reinsurance is the sixth largest underwriter of reinsurance. While subject to earnings volatility caused by the unpredictability of large losses, we purchased the company for well under book value.

Electric utilities in the portfolio include IDACORP and OGE Energy. IDACORP is the holding company for Idaho Power, an electric utility that generates the majority of its power via low-cost hydroelectric facilities. OGE Energy operates coal-fired power plants and a natural gas pipeline in Oklahoma. Both of these utilities are low-cost power producers, an advantage that we believe could position them well for the future deregulation of electricity markets.

Tidewater provides marine transport services to the energy industry for offshore exploration and production. With oil prices significantly higher than last year, exploration budgets and demand for Tidewater's services could increase.

As of March 31, 2000, the portfolio was 90% equities and 10% in short-term money market investments. The cash position, a function of our recent trading activity, gives us capacity for several new investments. Over the coming weeks, we will continue to carefully evaluate businesses and commit these funds to the equity market as we deem appropriate.

SMALL CAP VALUE FUND
PORTFOLIO COMPOSITION<F1>
as of March 31, 2000

BASIC INDUSTRIES          15%
CAPITAL GOODS             12%
HEALTH CARE               12%
CONSUMER STAPLES          11%
FINANCIAL                 11%
CONSUMER CYCLICALS        10%
TECHNOLOGY                 9%
ENERGY                     8%
TRANSPORTATION             7%
UTILITIES                  5%

<F1> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.

TOP FIVE HOLDINGS<F2>
as of March 31, 2000
                         % OF NET ASSETS
----------------------------------------
Newfield Exploration Co.           4.58%
----------------------------------------
Medicis Pharmaceutical Corp.       4.04
----------------------------------------
Werner Enterprises, Inc.           3.92
----------------------------------------
Corn Products International, Inc.  3.71
----------------------------------------
CLARCOR Inc.                       3.46
----------------------------------------

<F2> Excluding cash and cash equivalents

Portfolio composition and holdings are subject to change at any time.

TOTAL RETURN
as of March 31, 2000

                                   1 YEAR ENDED   AVERAGE ANNUAL SINCE
                                     3/31/00      COMMENCEMENT<F1><F2>
----------------------------------------------------------------------
First Omaha Small Cap Value Fund       7.55%              4.76%
----------------------------------------------------------------------

<F1>  Annualized
<F2> Commencement date is 6/10/96

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

                                                  RETURN ON A $10,000 INVESTMENT


             FIRST OMAHA      S&P MIDCAP    S&P SMALLCAP   S&P SMALLCAP
              SMALL CAP          400            600         600 BARRA
             VALUE FUND         INDEX          INDEX       VALUE INDEX
----------------------------------------------------------------------
6/10/1996      10,000           10,000         10,000         10,000
3/31/1997      10,730           10,587          9,960         11,127
3/31/1998      13,906           15,779         14,709         16,853
3/31/1999      11,100           15,850         11,895         12,992
3/31/2000      11,938           21,887         15,547         15,219

This chart assumes an initial investment of $10,000 made on 6/10/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Small Cap Value Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement. It is not possible to make a direct investment in an index.

The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It too is a market-value weighted index. It is not possible to make a direct investment in an index.

The S&P SmallCap 600 BARRA Value Index is a market capitalization-weighted index of all the stocks in the S&P SmallCap 600 that have low price to book ratios. It is designed so that approximately 50% of the S&P SmallCap 600 market capitalization is in the BARRA Value Index. The other 50% is in the BARRA Growth Index. The BARRA Value & BARRA Growth indices are rebalanced semi-annually on January 1 and July 1. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2000
U.S. GOVERNMENT MONEY MARKET FUND

PRINCIPAL
  AMOUNT                                                                VALUE
---------                                                             ----------

U.S. TREASURY BILLS 9.72%
$30,000,000    6.08%, 4/18/00                                        $29,915,212
                                                                   -------------

Total U.S. Treasury Bills (cost $29,915,212)                          29,915,212
                                                                   -------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES 10.17%
               FFCB DISCOUNT NOTES
 3,000,000     6.01%, 4/17/00                                          2,992,266

               FHLB DISCOUNT NOTES
10,000,000     5.76%, 4/26/00                                          9,961,597

               FMC DISCOUNT NOTES
18,500,000     6.05%, 5/16/00                                         18,363,562
                                                                   -------------

Total U.S. Government Agency Discount Notes
(cost $31,317,425)                                                    31,317,425
                                                                   -------------

U.S. GOVERNMENT AGENCIES 63.34%
               FFCB
13,950,000     5.78%, 4/3/00                                          13,949,963
10,000,000     5.94%, 9/1/00                                           9,999,163
10,000,000     4.90%, 11/16/00                                         9,918,138
                                                                   -------------

Total FFCB Government Agencies                                        33,867,264
                                                                   -------------

               FHLB
 2,000,000     5.85%, 4/7/00                                           1,999,831
 1,525,000     5.08%, 4/10/00                                          1,524,678
   500,000     5.50%, 4/14/00                                            499,870
10,000,000     5.01%, 4/28/00                                          9,992,741
 2,000,000     6.30%, 4/28/00                                          2,000,943
 1,000,000     5.15%, 5/19/00                                            999,048
 5,000,000     8.00%, 5/19/00                                          5,012,740
 2,000,000     5.26%, 5/26/00                                          1,997,206
 2,800,000     5.505%, 6/22/00                                         2,796,400
 1,130,000     5.575%, 6/22/00                                         1,128,643
 1,030,000     6.00%, 7/5/00                                           1,030,006
 2,000,000     5.48%, 7/13/00                                          1,996,100
   800,000     5.50%, 7/14/00                                            798,480
   200,000     6.285%, 7/28/00                                           200,105
10,000,000     6.21%, 9/22/00                                         10,000,000
   785,000     5.705%, 10/6/00                                           782,971
   250,000     6.00%, 10/30/00                                           249,416
   500,000     5.17%, 11/17/00                                           496,268
   300,000     5.18%, 11/17/00                                           297,876
PRINCIPAL
  AMOUNT                                                                VALUE
---------                                                             ----------

FHLB (CONT'D.)
$5,000,000     5.965%, 12/1/00                                        $4,988,205
 5,000,000     5.97%, 12/1/00                                          4,989,604
                                                                   -------------

Total FHLB Government Agencies                                        53,781,131
                                                                   -------------

               FHLMC
 3,000,000     6.395%, 5/16/00                                         3,001,515
 1,100,000     5.905%, 6/13/00                                         1,099,503
 5,000,000     5.99%, 12/6/00                                          4,984,736
                                                                   -------------

Total FHLMC Government Agencies                                        9,085,754
                                                                   -------------

               FNMA
20,000,000     5.04%, 4/6/00                                          19,997,560
 3,550,000     5.58%, 4/24/00                                          3,548,682
 1,500,000     5.10%, 5/19/00                                          1,498,573
   900,000     6.625%, 7/12/00                                           901,529
   265,000     5.56%, 7/24/00                                            264,507
 9,800,000     6.36%, 8/16/00                                          9,805,544
10,000,000     5.93%, 9/6/00                                           9,998,029
 5,000,000     6.24%, 9/7/00                                           4,999,452
   750,000     5.00%, 10/2/00                                            745,526
   920,000     5.97%, 10/2/00                                            918,398
 4,190,000     6.29%, 10/4/00                                          4,189,152
 1,700,000     4.45%, 10/16/00                                         1,684,134
   466,000     5.18%, 11/17/00                                           462,829
 1,500,000     4.82%, 12/18/00                                         1,484,010
 2,165,000     5.44%, 1/24/01                                          2,146,449
                                                                   -------------

Total FNMA Government Agencies                                        62,644,374
                                                                   -------------

               SLMA
10,335,000     6.085%, 8/17/00                                        10,333,633
 5,000,000     6.585%, 8/17/00                                         5,000,000
   150,000     6.05%, 9/14/00                                            149,815
 5,000,000     6.335%, 2/1/01                                          4,997,951
10,000,000     6.325%, 3/9/01                                          9,995,672
                                                                   -------------

Total SLMA Government Agencies                                        30,477,071
                                                                   -------------


                                               Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                VALUE
---------                                                             ----------

               OTHER U.S. GOVERNMENT AGENCY SECURITIES
$5,167,000     Tennessee Valley Authority,
               6.00%, 11/1/00                                         $5,157,598
                                                                   -------------
Total Other U.S. Government Agency Securities                          5,157,598
                                                                   -------------

Total U.S. Government Agency Securities (cost $195,013,192)          195,013,192
                                                                   -------------

REPURCHASE AGREEMENTS 16.25%
25,050,000     First Union Capital Management, 6.18%,
               dated 3/31/00, repurchase price
               $25,062,900, maturing 4/3/00
               (collateralized by FNMA, 0%, 6/29/00)                  25,050,000
25,000,000     First Union Capital Management, 6.19%,
               dated 3/31/00, repurchase price
               $25,012,896, maturing 4/3/00
               (collateralized by FNMA, 5.72%, 1/9/01,
               FNMA, 6.16%, 3/29/01, FMAC, 7.00%,
               3/11/13 and FMAC, 5.88%, 2/10/03)                      25,000,000
                                                                   -------------

Total Repurchase Agreements (cost $50,050,000)                        50,050,000
                                                                   -------------

Total Investments (cost $306,295,829) 99.48%                         306,295,829

Other Assets, less Liabilities 0.52%                                   1,587,831
                                                                   -------------

NET ASSETS 100.00%                                                  $307,883,660
                                                                   =============

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2000
SHORT/INTERMEDIATE FIXED INCOME FUND


PRINCIPAL
  AMOUNT                                                                VALUE
---------                                                             ----------

CORPORATE BONDS 58.91%
               COMMUNICATIONS EQUIPMENT 6.93%
  $750,000     AT&T Corp.,
               6.75%, 4/1/04                                            $736,688
   750,000     Motorola, Inc.,
               6.50%, 3/1/08                                             718,125
                                                                   -------------
                                                                       1,454,813
                                                                   -------------

               DATA PROCESSING 3.25%
   750,000     First Data Corp.,
               5.80%, 12/15/08                                           683,302
                                                                   -------------

               FINANCIAL SERVICES 20.61%
   750,000     Ford Motor Credit Co.,
               6.50%, 2/15/06                                            712,643
   750,000     General Electric Capital Corp.,
               6.875%, 4/15/00                                           750,127
   750,000     Goldman Sachs Group Inc.,
               6.65%, 5/15/09                                            692,528
   750,000     LG&E Capital Corp.,
               6.46%, 1/15/08                                            693,097
   750,000     Merrill Lynch & Co.,
               6.64%, 9/19/02                                            740,168
   750,000     Morgan Stanley Dean Witter,
               6.50%, 12/31/01                                           741,330
                                                                   -------------
                                                                       4,329,893
                                                                   -------------

               PHARMACEUTICALS 7.19%
   750,000     Eli Lilly & Co.,
               8.125%, 12/1/01                                           760,875
   750,000     Upjohn Co.,
               5.875%, 4/15/00                                           749,753
                                                                   -------------
                                                                       1,510,628
                                                                   -------------

               RETAIL 7.02%
   750,000     Sears Roebuck Acceptance Notes,
               6.90%, 8/1/03                                             736,440
   750,000     Wal-Mart Stores, Inc.,
               6.50%, 6/1/03                                             737,587
                                                                   -------------
                                                                       1,474,027
                                                                   -------------

               UTILITIES - ELECTRIC SERVICES 7.08%
    750,000    Monongahela Power Co.,
               5.625%, 4/1/00                                            750,000

PRINCIPAL
  AMOUNT                                                                VALUE
---------                                                             ----------

               UTILITIES - ELECTRIC SERVICES 7.08%  (CONT'D.)
  $750,000     Union Electric Co.,
               6.875%, 8/1/04                                           $737,197
                                                                   -------------
                                                                       1,487,197
                                                                   -------------

               UTILITIES - ELECTRIC & OTHER SERVICES
               COMBINED 6.83%
   750,000     Northern States Power Co.,
               5.75%, 10/1/03                                            717,847
   750,000     Potomac Electric Power Co.,
               6.25%, 10/15/07                                           717,360
                                                                   -------------
                                                                       1,435,207
                                                                   -------------

Total Corporate Bonds (cost $12,792,164)                              12,375,067
                                                                   -------------

U.S. GOVERNMENT AGENCIES 22.71%
   750,000     Federal Farm Credit Bank,
               5.94%, 6/10/02                                            734,205
   750,000     Federal Farm Credit Bank,
               5.72%, 4/13/05                                            707,122
   500,000     Federal Home Loan Bank,
               6.00%, 11/15/01                                           492,905
   500,000     Federal Home Loan Bank,
               6.25%, 11/15/02                                           490,430
 1,000,000     Federal Home Loan Bank,
               6.50%, 11/29/05                                           972,240
   750,000     Federal Home Loan Bank,
               5.45%, 1/12/09                                            664,635
   750,000     Federal Home Loan Mortgage Corp.,
               5.95%, 1/19/06                                            709,230
                                                                   -------------

Total U.S. Government Agencies (cost $5,019,434)                       4,770,767
                                                                   -------------

U.S. TREASURY NOTES 7.08%
   750,000     6.375%, 3/31/01                                           749,745
   750,000     5.75%, 11/30/02                                           736,568
                                                                   -------------

Total U.S. Treasury Notes (cost $1,502,051)                            1,486,313
                                                                   -------------

U.S. TREASURY STRIPS 3.09%
 1,000,000     7.704%, 2/15/07                                           650,110
                                                                   -------------

Total U.S. Treasury Strips (cost $685,572)                               650,110
                                                                   -------------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

 NUMBER
OF SHARES                                                                VALUE
---------                                                             ----------

INVESTMENT COMPANIES 6.41%
   700,000     Federated Trust for U.S.
               Treasury Obligations                                $     700,000
   646,853     Goldman Sachs ILA Treasury
               Obligations Portfolio                                     646,853
                                                                   -------------

Total Investment Companies (cost $1,346,853)                           1,346,853
                                                                   -------------

Total Investments (cost $21,346,074) 98.20%                           20,629,110

Other Assets, less Liabilities 1.80%                                     378,672
                                                                   -------------

NET ASSETS 100.00%                                                   $21,007,782
                                                                    ============

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2000
FIXED INCOME FUND

PRINCIPAL
  AMOUNT                                                                VALUE
---------                                                             ----------

CORPORATE BONDS 78.60%
               FINANCIAL SERVICES 17.72%
$3,000,000     First Union National Bank,
               6.18%, 2/15/36                                         $2,821,560
 2,000,000     General Electric Capital Corp.,
               5.50%, 11/1/01                                          1,955,360
 2,000,000     General Electric Capital Corp.,
               6.90%, 9/15/15                                          1,941,300
 2,000,000     Morgan Stanley Dean Witter,
               5.625%, 1/20/04                                         1,885,480
                                                                   -------------
                                                                       8,603,700
                                                                   -------------

               FOREST PRODUCTS 4.99%
 2,500,000     Kimberly-Clark Corp.,
               6.875%, 2/15/14                                         2,420,800
                                                                   -------------

               GROCERY STORES 3.77%
 2,000,000     Albertson's, Inc.,
               6.34%, 2/25/13                                          1,828,360
                                                                   -------------

               HEAVY MACHINERY 5.86%
 3,000,000     Ingersoll-Rand Co.,
               6.443%, 11/15/27                                        2,842,380
                                                                   -------------

               INDUSTRIAL GOODS & SERVICES 8.05%
 2,000,000     Air Products & Chemicals, Inc.,
               6.25%, 6/15/03                                          1,914,060
 2,000,000     PPG Industries, Inc.,
               7.375%, 6/1/16                                          1,995,640
                                                                   -------------
                                                                       3,909,700
                                                                   -------------

               OIL 14.12%
 2,500,000     Amoco Canada Petroleum Co. Ltd.,
               6.75%, 2/15/05                                          2,450,975
 2,000,000     Conoco, Inc.,
               5.90%, 4/15/04                                          1,905,420
 2,500,000     Halliburton Co., Series A,
               6.75%, 2/1/27                                           2,496,125
                                                                   -------------
                                                                       6,852,520
                                                                   -------------

               PHARMACEUTICALS 4.02%
 2,000,000     Eli Lilly & Co.,
               6.25%, 3/15/03                                          1,949,240
                                                                   -------------

PRINCIPAL
  AMOUNT                                                                VALUE
---------                                                             ----------

               UTILITIES - ELECTRIC SERVICES 9.07%
$2,000,000     National Rural Utilities Cooperative
               Finance Corp., 6.50%, 9/15/02                          $1,970,760
 2,500,000     Union Electric Co.,
               6.75%, 5/1/08                                           2,433,025
                                                                   -------------
                                                                       4,403,785
                                                                   -------------

               UTILITIES - ELECTRIC & OTHER SERVICES
               COMBINED 6.20%
 3,000,000     Citizens Utilities Co.,
               7.60%, 6/1/06                                           3,011,010
                                                                   -------------

               UTILITIES - NATURAL GAS 4.80%
 2,500,000     Laclede Gas Co.,
               6.50%, 11/15/10                                         2,331,800
                                                                   -------------


Total Corporate Bonds (cost $39,914,224)                              38,153,295
                                                                   -------------

U.S. GOVERNMENT AGENCIES 11.71%
 2,000,000     Federal National Mortgage Association,
               5.875%, 2/2/06                                          1,883,540
 2,000,000     Federal National Mortgage Association,
               6.50%, 7/16/07                                          1,929,720
 2,000,000     Federal National Mortgage Association,
               6.41%, 11/13/12                                         1,873,240
                                                                   -------------

Total U.S. Government Agencies (cost $6,369,620)                       5,686,500
                                                                   -------------

U.S. TREASURY NOTES 3.92%
 2,000,000     5.50%, 5/15/09                                          1,904,880
                                                                   -------------

Total U.S. Treasury Notes (cost $1,836,172)                            1,904,880
                                                                   -------------

U.S. TREASURY STRIPS 0.98%
   1,000,000   7.883%, 2/15/12                                           476,910
                                                                   -------------

Total U.S. Treasury Strips (cost $399,100)                               476,910
                                                                   -------------

                                               Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

  NUMBER
OF SHARES                                                               VALUE
---------                                                             ----------

INVESTMENT COMPANIES 3.17%
   1,537,566   Goldman Sachs ILA Treasury
               Obligations Portfolio                                $  1,537,566
                                                                   -------------

Total Investment Companies (cost $1,537,566)                           1,537,566
                                                                   -------------

Total Investments (cost $50,056,682) 98.38%                           47,759,151

Other Assets, less Liabilities 1.62%                                     785,329
                                                                   -------------

NET ASSETS 100.00%                                                   $48,544,480
                                                                   =============


See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2000
BALANCED FUND

  NUMBER
OF SHARES                                                               VALUE
---------                                                             ----------

COMMON STOCKS 47.15%
               ADVERTISING 0.24%
       600     The Interpublic Group of Companies, Inc.                $  28,350
                                                                   -------------

               BANKING 1.09%
     3,800     Banc One Corp.                                            130,625
                                                                   -------------

               BUILDING PRODUCTS 1.21%
     6,100     Lafarge Corp.                                             144,875
                                                                   -------------

               COMMUNICATIONS EQUIPMENT 2.49%
     1,600     Motorola, Inc.                                            227,800
     1,700     SBC Communications, Inc.                                   71,400
                                                                   -------------
                                                                         299,200
                                                                   -------------

               COMPUTERS & PERIPHERALS 4.43%
     6,400     Compuware Corp.<F1>                                       134,800
     1,700     International Business Machines Corp.                     200,600
     4,900     NCR Corp.<F1>                                             196,613
                                                                   -------------
                                                                         532,013
                                                                   -------------

               COSMETICS 0.99%
     3,400     International Flavors & Fragrances, Inc.                  119,213
                                                                   -------------

               DATA PROCESSING 1.62%
     4,400     First Data Corp.                                          194,700
                                                                   -------------

               ELECTRICAL EQUIPMENT 2.12%
     2,400     Emerson Electric Co.                                      126,900
     3,100     Parker-Hannifin Corp.                                     128,069
                                                                   -------------
                                                                         254,969
                                                                   -------------

               FINANCIAL SERVICES 1.84%
     2,700     Federal Home Loan Mortgage Corp.                          119,306
     1,800     Federal National Mortgage Assn.                           101,587
                                                                   -------------
                                                                         220,893
                                                                   -------------

               FOOD 0.74%
     1,900     Bestfoods                                                  88,944
                                                                   -------------

               GAMES & TOYS 1.00%
    11,500     Mattel, Inc.                                              120,031
                                                                   -------------

               HEAVY MACHINERY 1.62%
     4,400     Ingersoll-Rand Co.                                        194,700
                                                                   -------------


  NUMBER
OF SHARES                                                               VALUE
---------                                                             ----------

               INSURANCE 4.08%
     1,500     American General Corp.                                    $84,188
     2,600     Marsh & McLennan Cos., Inc.                               286,812
     4,500     SAFECO Corp.                                              119,531
                                                                   -------------
                                                                         490,531
                                                                   -------------

               MANUFACTURING 3.73%
     6,200     Newell Rubbermaid, Inc.                                   153,837
     4,000     PepsiCo, Inc.                                             138,250
     7,100     The Sherwin-Williams Company                              155,756
                                                                   -------------
                                                                         447,843
                                                                   -------------

               MEDICAL SUPPLIES 2.51%
     4,000     Abbott Laboratories                                       140,750
     6,100     Becton, Dickinson & Co.                                   160,506
                                                                   -------------
                                                                         301,256
                                                                   -------------

               OIL 5.89%
     1,500     Exxon Mobil Corp.                                         116,719
     5,500     Halliburton Co.                                           225,500
     3,700     Texaco Inc.                                               198,413
     5,600     Unocal Corp.                                              166,600
                                                                   -------------
                                                                         707,232
                                                                   -------------

               PACKAGING & CONTAINERS 1.35%
     6,900     Sonoco Products Co.                                       162,150
                                                                   -------------

               PHARMACEUTICALS 1.30%
     2,700     Bristol-Myers Squibb Co.                                  155,925
                                                                   -------------

               PHOTOGRAPHY 1.22%
     2,700     Eastman Kodak Co.                                         146,644
                                                                   -------------

               PUBLISHING 0.92%
     5,300     R.R. Donnelley & Sons Co.                                 110,969
                                                                   -------------

               SOAPS & CLEANING AGENTS 1.36%
     2,900     Colgate-Palmolive Co.                                     163,487
                                                                   -------------

               TELEPHONE 1.95%
     3,300     GTE Corp.                                                 234,300
                                                                   -------------

               TEXTILE MANUFACTURING 0.13%
       900     Kellwood Co.                                               15,806
                                                                   -------------

               TRANSPORTATION 1.30%
     4,000     Union Pacific Corp.                                       156,500
                                                                   -------------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

  NUMBER
OF SHARES                                                               VALUE
---------                                                             ----------

               UTILITIES - ELECTRIC SERVICES 2.02%
     5,272     DPL Inc.                                                 $116,972
     1,400     TECO Energy, Inc.                                          27,213
     3,300     Texas Utilities Co.                                        97,969
                                                                   -------------
                                                                         242,154
                                                                   -------------

  Total Common Stocks (cost $5,659,222)                                5,663,310
                                                                   -------------


PRINCIPAL
  AMOUNT
----------


CORPORATE BONDS 36.10%
               COMPUTERS 3.96%
  $500,000     Dell Computer Corp.
               6.55%, 4/15/08                                            475,380
                                                                   -------------

               FINANCIAL SERVICES 7.91%
   500,000     General Electric Capital Corp.,
               6.90%, 9/15/15                                            485,325
   500,000     Southtrust Bank NA,
               6.125%, 1/9/28                                            464,615
                                                                   -------------
                                                                         949,940
                                                                   -------------

               FOOD PRODUCTS 4.11%
   500,000     Anheuser-Busch Cos., Inc.,
               6.75%, 8/1/03                                             493,675
                                                                   -------------

               FOREST PRODUCTS 3.76%
   500,000     Kimberly-Clark Corp.
               6.25%, 7/15/18                                            451,145
                                                                   -------------

               OIL 4.16%
   500,000     Halliburton Co., Series A,
               6.75%, 2/1/27                                             499,225
                                                                   -------------

               RAIL CAR LEASING 4.20%
   500,000     Union Tank Car Co.,
               7.45%, 6/1/09                                             504,285
                                                                   -------------

               UTILITIES - ELECTRIC SERVICES 4.16%
   500,000     Tampa Electric Co.,
               5.75%, 5/1/00                                             499,620
                                                                   -------------

               UTILITIES - NATURAL GAS 3.84%
   500,000     Laclede Gas Co.,
               6.50%, 10/15/12                                           460,860
                                                                   -------------

PRINCIPAL
  AMOUNT                                                                VALUE
---------                                                             ----------

Total Corporate Bonds (cost $4,490,905)                               $4,334,130
                                                                   -------------

U.S. GOVERNMENT AGENCIES 8.05%
  $500,000     Federal Home Loan Bank,
               5.66%, 5/21/02                                            486,890
   500,000     Federal National Mortgage Association,
               6.44%, 8/14/07                                            480,420
                                                                   -------------
Total U.S. Government Agencies (cost $977,590)                           967,310
                                                                   -------------

U.S. TREASURY NOTES 2.15%
   250,000     7.00%, 7/15/06                                            258,380
                                                                   -------------

Total U.S. Treasury Notes (cost $253,662)                                258,380
                                                                   -------------

  NUMBER
OF SHARES
---------

INVESTMENT COMPANIES 6.22%
   247,339     Goldman Sachs ILA Treasury Obligations
               Portfolio                                                 247,339
   500,000     Federated Trust for U.S. Treasury
               Obligations                                               500,000
                                                                   -------------

Total Investment Companies (cost $747,339)                               747,339
                                                                   -------------

Total Investments (cost $12,128,718) 99.67%                           11,970,469

Other Assets, less Liabilities 0.33%                                      40,143
                                                                   -------------
NET ASSETS 100.00%                                                   $12,010,612
                                                                   =============

<F1>  Non-income producing security
See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2000
EQUITY FUND

  NUMBER
OF SHARES                                                               VALUE
---------                                                             ----------

COMMON STOCKS 92.24%
               ADVERTISING 0.39%
     7,200     The Interpublic Group of Companies, Inc.                 $340,200
                                                                   -------------

               BANKING 2.23%
    56,900     Banc One Corp.                                          1,955,937
                                                                   -------------

               BUILDING PRODUCTS 2.31%
    85,300     Lafarge Corp.                                           2,025,875
                                                                   -------------

               COMMUNICATIONS EQUIPMENT 4.92%
    23,100     Motorola, Inc.                                          3,288,862
    24,200     SBC Communications, Inc.                                1,016,400
                                                                   -------------
                                                                       4,305,262
                                                                   -------------

               COMPUTERS & PERIPHERALS 8.86%
    87,200     Compuware Corp.<F1>                                     1,836,650
    24,100     International Business Machines Corp.                   2,843,800
    76,700     NCR Corp.<F1>                                           3,077,587
                                                                   -------------
                                                                       7,758,037
                                                                   -------------

               COSMETICS 1.90%
    47,400     International Flavors & Fragrances, Inc.                1,661,963
                                                                   -------------

               DATA PROCESSING 3.33%
    65,900     First Data Corp.                                        2,916,075
                                                                   -------------

               ELECTRICAL EQUIPMENT 4.08%
    33,600     Emerson Electric Co.                                    1,776,600
    43,500     Parker-Hannifin Corp.                                   1,797,094
                                                                   -------------
                                                                       3,573,694
                                                                   -------------

               FINANCIAL SERVICES 3.91%
    38,600     Federal Home Loan Mortgage Corp.                        1,705,638
    30,500     Federal National Mortgage Assn.                         1,721,344
                                                                   -------------
                                                                       3,426,982
                                                                   -------------

               FOOD 1.43%
    26,700     Bestfoods                                               1,249,893
                                                                   -------------

               GAMES & TOYS 1.91%
   160,000     Mattel, Inc.                                            1,670,000
                                                                   -------------

               HEAVY MACHINERY 3.10%
    61,400     Ingersoll-Rand Co.                                      2,716,950
                                                                   -------------

  NUMBER
OF SHARES                                                               VALUE
---------                                                             ----------

               INSURANCE 7.81%
    21,000     American General Corp.                                 $1,178,625
    36,300     Marsh & McLennan Cos., Inc.                             4,004,344
    62,100     SAFECO Corp.                                            1,649,531
                                                                   -------------
                                                                       6,832,500
                                                                   -------------

               MANUFACTURING 7.40%
    83,400     Newell Rubbermaid, Inc.                                 2,069,362
    64,800     PepsiCo, Inc.                                           2,239,650
    98,700     The Sherwin-Williams Company                            2,165,231
                                                                   -------------
                                                                       6,474,243
                                                                   -------------

               MEDICAL SUPPLIES 4.80%
    55,700     Abbott Laboratories                                     1,959,944
    85,100     Becton, Dickinson & Co.                                 2,239,194
                                                                   -------------
                                                                       4,199,138
                                                                   -------------

               OIL 11.35%
    21,600     Exxon Mobil Corp.                                       1,680,750
    76,600     Halliburton Co.                                         3,140,600
    51,700     Texaco Inc.                                             2,772,413
    78,800     Unocal Corp.                                            2,344,300
                                                                   -------------
                                                                       9,938,063
                                                                   -------------

               PACKAGING & CONTAINERS 2.58%
    96,100     Sonoco Products Co.                                     2,258,350
                                                                   -------------

               PHARMACEUTICALS 2.59%
    39,300     Bristol-Myers Squibb Co.                                2,269,575
                                                                   -------------

               PHOTOGRAPHY 2.32%
    37,400     Eastman Kodak Co.                                       2,031,288
                                                                   -------------

               PUBLISHING 1.80%
    75,100     R.R. Donnelley & Sons Co.                               1,572,406
                                                                   -------------

               SOAPS & CLEANING AGENTS 2.58%
    40,100     Colgate-Palmolive Co.                                   2,260,638
                                                                   -------------

               TELEPHONE 3.72%
    45,900     GTE Corp.                                               3,258,900
                                                                   -------------

               TEXTILE MANUFACTURING 0.80%
    39,700     Kellwood Co.                                              697,231
                                                                   -------------

                                               FIRST OMAHA FUNDS - Annual Report

  NUMBER
OF SHARES                                                               VALUE
---------                                                             ----------

               TRANSPORTATION 2.52%
    56,400     Union Pacific Corp.                                    $2,206,650
                                                                   -------------

               UTILITIES - ELECTRICAL SERVICES 3.60%
    64,738     DPL, Inc.                                               1,436,374
    16,700     TECO Energy, Inc.                                         324,606
    46,800     Texas Utilities Co.                                     1,389,375
                                                                   -------------
                                                                       3,150,355
                                                                   -------------

Total Common Stocks (cost $73,105,576)                                80,750,205
                                                                   -------------

INVESTMENT COMPANIES 8.62%
 4,200,000     Federated Trust for U.S. Treasury
               Obligations                                             4,200,000
 3,341,809     Goldman Sachs ILA Treasury
               Obligations Portfolio                                   3,341,809
                                                                   -------------

Total Investment Companies (cost $7,541,809)                           7,541,809
                                                                   -------------

Total Investments (cost $80,647,385) 100.86%                          88,292,014

Liabilities, less Other Assets (0.86)%                                 (754,886)
                                                                   -------------
NET ASSETS 100.00%                                                   $87,537,128
                                                                   =============

<F1> Non-income producing security

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2000
GROWTH FUND

  NUMBER
OF SHARES                                                               VALUE
---------                                                             ----------
COMMON STOCKS 87.35%
               AUTOMOTIVE PARTS 4.92%
    45,000     Dura Automotive Systems, Inc.<F1>                        $773,438
    15,000     Genuine Parts Co.                                         358,125
                                                                   -------------
                                                                       1,131,563
                                                                   -------------

               BEVERAGES 5.75%
    14,000     Canandaigua Brands, Inc.<F1>                              714,000
    17,500     Robert Mondavi Corp., Class A<F1>                         610,312
                                                                   -------------
                                                                       1,324,312
                                                                   -------------

               BUSINESS SERVICES 0.84%
     4,000     Automatic Data Processing, Inc.                           193,000
                                                                   -------------

               COMMERCIAL SERVICES 1.68%
    10,000     Convergys Corp.<F1>                                       386,250
                                                                   -------------

               COMMUNICATION SERVICES 6.17%
     9,000     Plantronics, Inc.<F1>                                     838,687
    12,000     Qwest Communications International Inc.<F1>               582,000
                                                                   -------------
                                                                       1,420,687
                                                                   -------------

               COMPUTER COMPONENTS 2.36%
    11,000     BMC Software, Inc.<F1>                                    543,125
                                                                   -------------

               COMPUTER EQUIPMENT 6.48%
     8,000     Adobe Systems, Inc.                                       890,500
     8,000     Symantic Corp.<F1>                                        601,000
                                                                   -------------
                                                                       1,491,500
                                                                   -------------

               COMPUTER SERVICES 0.99%
     1,000     DoubleClick, Inc.<F1>                                      93,625
     1,900     Lycos, Inc.<F1>                                           133,475
                                                                   -------------
                                                                         227,100
                                                                   -------------

               DIVERSIFIED 3.04%
    20,000     Cooper Industries, Inc.                                   700,000
                                                                   -------------

               ELECTRONICS 2.92%
    30,000     Sensormatic Electronics Corp.<F1>                         673,125
                                                                   -------------

               FINANCIAL SERVICES 12.31%
     7,000     Donaldson, Lufkin & Jenrette, Inc.<F1>                     93,187
     4,300     MBIA, Inc.                                                223,869

  NUMBER
OF SHARES                                                               VALUE
---------                                                             ----------

               FINANCIAL SERVICES 12.31% (CONT'D.)
    21,400     MGIC Investment Corp.                                    $933,575
    25,300     Provident Financial Group, Inc.                           861,781
    13,000     XL Capital Limited                                        719,875
                                                                   -------------
                                                                       2,832,287
                                                                   -------------

               FOOD 3.58%
    40,200     Wild Oats Markets, Inc.<F1>                               824,100
                                                                   -------------

               HEALTH CARE SERVICES 5.01%
    14,000     Cerner Corp.<F1>                                          378,000
    13,000     United Healthcare Corp.                                   775,125
                                                                   -------------
                                                                       1,153,125
                                                                   -------------

               INDUSTRIAL 3.02%
    13,900     PACCAR, Inc.                                              695,000
                                                                   -------------

               MACHINERY & EQUIPMENT 1.87%
     9,000     Dover Corp.                                               430,875
                                                                   -------------

               MANUFACTURING 6.47%
    20,000     Azurix Corp.<F1>                                          150,000
     6,000     Illinois Tool Works Inc.                                  331,500
    10,000     Nucor Corp.                                               500,000
    15,200     Valassis Communications, Inc.<F1>                         506,350
                                                                   -------------
                                                                       1,487,850
                                                                   -------------

               MEDICAL EQUIPMENT 5.59%
    10,000     Guidant Corp.<F1>                                         588,125
    10,000     Stryker Corp.                                             697,500
                                                                   -------------
                                                                       1,285,625

                                                                   -------------
               OIL & GAS 2.82%
     3,000     Enron Corp.                                               224,625
    25,000     Midcoast Energy Resources, Inc.                           423,438
                                                                   -------------
                                                                         648,063
                                                                   -------------

               RETAIL 2.20%
    10,000     Tandy Corp.                                               507,500
                                                                   -------------

               TELECOMMUNICATIONS 3.68%
     8,000     Level 3 Communications, Inc.<F1>                          846,000
                                                                   -------------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

  NUMBER
OF SHARES                                                               VALUE
---------                                                             ----------

               TRANSPORTATION 5.65%
    31,500     Southwest Airlines Co.                                   $655,594
    31,500     Swift Transportation Co., Inc.<F1>                        645,750
                                                                   -------------
                                                                       1,301,344
                                                                   -------------

Total Common Stocks (cost $16,281,647)                                20,102,431
                                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 3.87%
    20,000     Spieker Properties, Inc.                                  890,000
                                                                   -------------

Total Real Estate Investment Trusts (cost $717,423)                      890,000
                                                                   -------------

INVESTMENT COMPANIES 5.08%
   500,000     Federated Trust for U.S. Treasury
               Obligations                                               500,000
   668,748     Goldman Sachs ILA Treasury
               Obligations Portfolio                                     668,748
                                                                   -------------

Total Investment Companies (cost $1,168,748)                           1,168,748
                                                                   -------------

Total Investments (cost $18,167,818) 96.30%                           22,161,179

Other Assets, less Liabilities 3.70%                                     851,676
                                                                   -------------
NET ASSETS 100.00%                                                   $23,012,855
                                                                  ============-=
<F1>  Non-income producing security

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2000
SMALL CAP VALUE FUND

  NUMBER
OF SHARES                                                               VALUE
---------                                                             ----------

COMMON STOCKS 89.87%
               AIRLINES 2.23%
     7,500     Midwest Express Holdings, Inc.<F1>                       $192,187
                                                                   -------------

               BANKING 4.51%
     6,600     Cullen/Frost Bankers, Inc.                                174,488
    12,000     North Fork Bancorporation, Inc.                           214,500
                                                                   -------------
                                                                         388,988
                                                                   -------------

               CHEMICALS 6.38%
     2,150     Dexter Corp.                                              113,950
    23,300     Oil-Dri Corp. of America                                  176,206
    12,400     WD-40 Co.                                                 260,400
                                                                   -------------
                                                                         550,556
                                                                   -------------

               COMPUTER SOFTWARE 5.14%
     7,400     SBS Technologies, Inc.<F1>                                212,750
     8,000     Transaction Systems Architects, Inc.<F1>                  231,000
                                                                   -------------
                                                                         443,750
                                                                   -------------

               CONSUMER PRODUCTS 1.73%
    54,200     Hartmarx Corp.<F1>                                        149,050
                                                                   -------------

               ELECTRONICS 5.61%
     7,300     Dallas Semiconductor Corp.                                256,412
     6,400     Teleflex, Inc.                                            227,200
                                                                   -------------
                                                                         483,612
                                                                   -------------

               FOOD 6.58%
    13,300     Corn Products International, Inc.                         320,031
    11,600     Universal Foods Corp.                                     247,950
                                                                   -------------
                                                                         567,981
                                                                   -------------

               HOME FURNISHINGS 2.08%
     5,500     National Presto Industries, Inc.                          179,437
                                                                   -------------

               INSURANCE 5.78%
     7,000     Arthur J. Gallagher & Co.                                 227,500
     8,300     Everest Re Group, Ltd.                                    270,787
                                                                   -------------
                                                                         498,287
                                                                   -------------

               MACHINERY & EQUIPMENT 5.51%
     9,100     Modine Manufacturing Co.                                  228,637
     5,600     Tecumseh Products Co., Class A                            246,400
                                                                   -------------
                                                                         475,037
                                                                   -------------

  NUMBER
OF SHARES                                                               VALUE
---------                                                             ----------

               MANUFACTURING 2.23%
     6,200     Tennant Co.                                              $192,200
                                                                   -------------

               MEDICAL - DRUGS 8.15%
     7,200     Jones Pharma, Inc.                                        218,700
     8,700     Medicis Pharmaceutical Corp.<F1>                          348,000
    13,300     STERIS Corp.<F1>                                          136,325
                                                                   -------------
                                                                         703,025
                                                                   -------------

               METAL PRODUCTS 2.38%
    22,400     Amcast Industrial Corp.                                   205,800
                                                                   -------------

               MINING 1.74%
     6,300     Cleveland-Cliffs, Inc.                                    150,019
                                                                   -------------

               MOTOR VEHICLE PARTS & ACCESSORIES 3.46%
    16,800     CLARCOR Inc.                                              298,200
                                                                   -------------

               OIL & GAS 6.87%
    11,200     Newfield Exploration Co.<F1>                              394,800
     6,200     Tidewater, Inc.                                           197,238
                                                                   -------------
                                                                         592,038
                                                                   -------------

               PACKAGING & CONTAINERS 2.44%
     8,300     West Pharmaceutical Services, Inc.                        210,094
                                                                   -------------

               PAPER PRODUCTS 2.86%
    23,200     P.H. Glatfelter Co.                                       246,500
                                                                   -------------

               RETAIL 3.14%
    24,900     Casey's General Stores, Inc.                              270,788
                                                                   -------------

               TEXTILE MANUFACTURING 2.61%
    12,800     Kellwood Co.                                              224,800
                                                                   -------------

               TRUCKING LEASING 3.92%
    19,900     Werner Enterprises, Inc.                                  338,300
                                                                   -------------
               UTILITIES - ELECTRIC SERVICES 4.52%
     5,800     IDACORP, Inc.                                             201,550
     9,800     OGE Energy Corp.                                          188,038
                                                                   -------------
                                                                         389,588
                                                                   -------------

Total Common Stocks (cost $8,589,616)                                  7,750,237
                                                                   -------------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                VALUE
---------                                                             ----------

REPURCHASE AGREEMENTS 9.28%
  $800,000     Spear, Leeds & Kellogg, 6.00%,
               dated 3/31/00, repurchase price
               $800,400, maturing 4/3/00
               (collateralized by U.S. Treasury Note,
               5.875%, 11/15/04)                                     $   800,000
                                                                   -------------

Total Repurchase Agreements (cost $800,000)                              800,000
                                                                   -------------


  NUMBER
OF SHARES
----------


INVESTMENT COMPANIES 0.76%
    65,686     Goldman Sachs ILA Treasury
               Obligations Portfolio                                      65,686
                                                                   -------------

Total Investment Companies (cost $65,686)                                 65,686
                                                                   -------------

Total Investments (cost $9,455,302) 99.91%                             8,615,923

Other Assets, less Liabilities 0.09%                                       7,702
                                                                   -------------
NET ASSETS 100.00%                                                    $8,623,625
                                                                   =============

<F1> Non-income producing security

See notes to financial statements.

Annual Report -  FIRST OMAHA FUNDS
-------------------------------------------------------------------------------

Statements of Assets and Liabilities
March 31, 2000

                                            U.S.        SHORT/
                                         GOVERNMENT  INTERMEDIATE   FIXED                                              SMALL CAP
                                        MONEY MARKET FIXED INCOME   INCOME      BALANCED       EQUITY      GROWTH        VALUE
                                            FUND         FUND        FUND         FUND          FUND        FUND         FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at value (cost
 $256,245,829, $21,346,074,
 $50,056,682, $12,128,718, $80,647,385,
 $18,167,818 and $8,655,302,
 respectively)                         $256,245,829 $20,629,110  $47,759,151   $11,970,469  $88,292,014  $22,161,179  $7,815,923
 Repurchase agreements, at value
 (cost $50,050,000,
 $0, $0, $0, $0, $0 and $800,000,
 respectively)                           50,050,000           -            -             -            -            -     800,000
 Receivable for securities sold                   -           -            -             -            -      812,123           -
 Interest and dividends receivable        3,022,608     368,798      783,441       113,122      178,514       34,974       7,909
 Organizational expenses, net of
 accumulated amortization                       174         174          174         1,256          174        9,012       2,280
 Other assets                                64,642      21,728       21,269         8,048       38,132        8,269       9,135
                                       ------------ -----------  -----------    ----------  -----------  -----------  ----------
 Total Assets                           309,383,253  21,019,810   48,564,035    12,092,895   88,508,834   23,025,557   8,635,247
                                       ------------ -----------  -----------    ----------  -----------  -----------  ----------
LIABILITIES:
 Payable for securities purchased                 -           -            -        66,733      932,594            -           -
 Dividend payable                         1,443,700           -            -             -            -            -           -
 Accrued expenses and other liabilities      22,962      10,866       16,922        14,947       33,950       11,065      10,893
 Accrued investment advisory fee             32,931       1,162        2,633           603        5,162        1,637         729
                                       ------------ -----------  -----------    ----------  -----------  -----------  ----------
 Total Liabilities                        1,499,593      12,028       19,555        82,283      971,706       12,702      11,622
                                       ------------ -----------  -----------    ----------  -----------  -----------  ----------
NET ASSETS                             $307,883,660 $21,007,782  $48,544,480   $12,010,612  $87,537,128  $23,012,855  $8,623,625
                                       ============ ===========  ===========   ===========  ===========   ==========  ==========
NET ASSETS CONSIST OF:
 Capital stock                                3,079          22           51            13           97           20           8
 Paid-in capital in excess of par       307,896,151  21,935,603   51,503,300    14,012,427   86,666,411   19,790,027   9,927,080
 Undistributed net investment income         10,034      15,888       37,569         4,454        1,915       11,370       2,196
 Undistributed net realized gain (loss)
 on investments                            (25,604)   (226,767)    (698,909)   (1,848,033)  (6,775,924)    (781,923)   (466,280)
 Net unrealized appreciation
 (depreciation)  on investments                   -   (716,964)  (2,297,531)     (158,249)    7,644,629    3,993,361   (839,379)
                                       ------------ -----------  -----------    ----------  -----------  -----------  ----------
 Net Assets                            $307,883,660 $21,007,782  $48,544,480   $12,010,612  $87,537,128  $23,012,855  $8,623,625
                                       ============ ===========  ===========   ===========  ===========  ===========  ==========
CAPITAL STOCK, $0.00001 PAR VALUE
 Authorized (See Note 8)                500,000,000  50,000,000   50,000,000    50,000,000   50,000,000   50,000,000  50,000,000
 Issued and outstanding                 307,909,177   2,198,479    5,061,280     1,292,447    9,728,201    2,011,753     836,246
NET ASSET VALUE, REDEMPTION PRICE,
 AND OFFERING  PRICE PER SHARE (NET
 ASSETS/SHARES OUTSTANDING)                   $1.00       $9.56        $9.59         $9.29        $9.00       $11.44      $10.31
                                              =====      ======       ======        ======       ======       ======     =======


See notes to financial statements.

                                               FIRST OMAHA FUNDS - Annual Report
-------------------------------------------------------------------------------

Statements of Operations
For the Year Ended March 31, 2000

                                           U.S.        SHORT/
                                        GOVERNMENT  INTERMEDIATE     FIXED                                             SMALL CAP
                                       MONEY MARKET FIXED INCOME    INCOME       BALANCED      EQUITY      GROWTH        VALUE
                                           FUND         FUND         FUND          FUND         FUND        FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest                              $10,674,396  $1,230,643   $4,389,110     $557,149      $299,420     $23,680     $20,147
 Dividends                                       -           -            -      260,157     3,948,789     169,447     232,281
                                       -----------  ----------  -----------    ---------    ----------   ---------   ---------
                                        10,674,396   1,230,643    4,389,110      817,306     4,248,209     193,127     252,428
                                       -----------  ----------  -----------    ---------    ----------   ---------   ---------

EXPENSES:
 Investment advisory fees                  485,475      97,656      399,612      143,933     1,252,545     127,784      91,840
 Fund administration and accounting
 fees                                      388,380      39,062      133,204       38,382       334,012      50,274      50,274
 Custody fees                               58,257       5,859       19,981        5,757        50,102       5,111       3,241
 Shareholder servicing fees                 56,597      30,944       44,179       31,973        79,767      29,185      29,173
 Federal and state registration fees        34,674      11,284       16,295       11,597        31,084       8,580      13,847
 Professional fees                          18,594      12,458       16,916       12,932        25,859      10,915      12,115
 Reports to shareholders                     9,163       2,068        7,485        2,535        19,094       1,750       1,270
 Directors' fees                             8,927       1,214        4,696        1,599        14,755       1,034         899
 Amortization of organization expenses       6,965       6,965        6,965          937         6,965       3,012       1,929
 Insurance                                   4,583         838        3,220        1,054         9,133         100         532
 Pricing fees                                1,146       3,456        3,623        3,770         1,848       1,973       1,458
 Administrative services plan fees               -      17,686       60,115       15,491       143,335           -      10,112
 Other expenses                              2,816       1,581        1,724        1,594         4,139         679         514
                                       -----------  ----------  -----------    ---------    ----------   ---------   ---------
 Total expenses before waiver            1,075,577     231,071      718,015      271,554     1,972,638     240,397     217,204
 Waiver of expenses                      (317,981)    (32,485)    (110,691)     (59,754)     (190,379)    (64,463)    (60,819)
                                       -----------  ----------  -----------    ---------    ----------   ---------   ---------
 Net Expenses                              757,596     198,586      607,324      211,800     1,782,259     175,934     156,385
                                       -----------  ----------  -----------    ---------    ----------   ---------   ---------
NET INVESTMENT INCOME                    9,916,800   1,032,057    3,781,786      605,506     2,465,950      17,193      96,043
                                       -----------  ----------  -----------    ---------    ----------   ---------   ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investments   (7,435)      24,762    (484,369)    (870,245)     9,623,756     144,552   (450,341)
 Change in unrealized appreciation
 (depreciation)  on investments                  -   (901,412)  (4,446,521)    (451,243)  (22,556,441)   3,375,468   1,416,459
                                       -----------  ----------  -----------    ---------    ----------   ---------   ---------
 Net Gain (Loss) on Investments            (7,435)   (876,650)  (4,930,890)  (1,321,488)  (12,932,685)   3,520,020     966,118
                                       -----------  ----------  -----------    ---------    ----------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS               $9,909,365    $155,407 $(1,149,104)   $(715,982) $(10,466,735)  $3,537,213  $1,062,161
                                        ==========  ==========  ===========   ==========  ============  ==========  ==========


See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
-------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                          U.S. GOVERNMENT                   SHORT/INTERMEDIATE                 FIXED
                                         MONEY MARKET FUND                   FIXED INCOME FUND              INCOME FUND
                                    ------------------------------     ----------------------------  ---------------------------
                                    YEAR ENDED         YEAR ENDED       YEAR ENDED      YEAR ENDED   YEAR ENDED      YEAR ENDED
                                     MAR. 31,           MAR. 31,         MAR. 31,        MAR. 31,     MAR. 31,        MAR. 31,
                                       2000               1999             2000            1999         2000            1999
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                  $9,916,800      $4,868,296     $1,032,057       $1,056,707    $3,781,786     $4,729,998
 Net realized gain (loss) on investments   (7,435)           1,111         24,762           91,388     (484,369)      1,053,007
 Change in unrealized appreciation
 (depreciation)  on investments                  -               -      (901,412)         (39,148)   (4,446,521)    (1,136,109)
                                       -----------    ------------    -----------     ------------   -----------    -----------
 Net increase (decrease) in net
 assets resulting
 from operations                         9,909,365       4,869,407        155,407        1,108,947   (1,149,104)      4,646,896
                                       -----------    ------------    -----------     ------------   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                 (9,916,800)     (4,868,296)    (1,040,790)      (1,056,399)   (3,831,892)    (4,730,231)
 Net capital gains                               -               -              -                -     (992,917)      (217,671)
                                       -----------    ------------    -----------     ------------   -----------    -----------
 Total distributions                   (9,916,800)     (4,868,296)    (1,040,790)      (1,056,399)   (4,824,809)    (4,947,902)
                                       -----------    ------------    -----------     ------------   -----------    -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares          951,251,913     394,777,417     11,780,909        7,845,847    10,308,583     16,794,091
 Proceeds from reinvestment
 of dividends                              206,720         154,244        913,598        1,018,299     4,744,491      4,874,511
 Redemption of shares                (777,297,839)   (361,699,190)   (12,437,478)      (6,789,605)  (42,954,356)   (16,619,283)
                                       -----------    ------------    -----------     ------------   -----------    -----------
 Net increase (decrease) from share
 transactions                          174,160,794      33,232,471        257,029        2,074,541  (27,901,282)      5,049,319
                                       -----------    ------------    -----------     ------------   -----------    -----------
TOTAL INCREASE (DECREASE) IN
 NET ASSETS                            174,153,359      33,233,582      (628,354)        2,127,089  (33,875,195)      4,748,313
NET ASSETS:
 Beginning of period                   133,730,301     100,496,719     21,636,136       19,509,047    82,419,675     77,671,362
                                       -----------    ------------    -----------     ------------   -----------    -----------
 End of period                        $307,883,660    $133,730,301    $21,007,782      $21,636,136   $48,544,480    $82,419,675
                                      ============    ============    ===========     ============  ============    ===========
 Undistributed net investment income,
 end of period                             $10,034          $8,012        $15,888          $22,599       $37,569        $85,653
                                      ============    ============    ===========     ============  ============    ===========


See notes to financial statements.


                                                                                                   FIRST OMAHA FUNDS - Annual Report



                                  BALANCED FUND              EQUITY FUND                 GROWTH FUND        SMALL CAP VALUE FUND
                             -----------------------  -------------------------     ---------------------- ----------------------
                            YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED     YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                             MAR. 31,     MAR. 31,      MAR. 31,     MAR. 31,       MAR. 31,    MAR. 31,    MAR. 31,    MAR. 31,
                               2000         1999          2000         1999           2000        1999        2000        1999
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income        $605,506     $816,811    $2,465,950    $4,889,014      $17,193    $140,237     $96,043     $238,504
 Net realized gain (loss)
 on investments              (870,245)      833,920     9,623,756    32,830,496      144,552   (972,963)   (450,341)      443,626
 Change in unrealized
 appreciation (depreciation)
 on investments              (451,243)  (2,619,384)  (22,556,441)  (64,096,533)    3,375,468     617,893   1,416,459  (4,312,605)
                            ----------  -----------  ------------  ------------    ---------   ---------   ---------   ----------

 Net increase (decrease) in
 net assets resulting
 from operations             (715,982)    (968,653)  (10,466,735)  (26,377,023)    3,537,213   (214,833)   1,062,161  (3,630,475)
                            ----------  -----------  ------------  ------------    ---------   ---------   ---------   ----------

DISTRIBUTIONS TO
 SHAREHOLDERS:
 Net investment income       (612,643)    (818,531)   (2,478,199)   (4,882,142)      (7,416)   (125,285)   (102,839)    (238,661)
 Net capital gains         (1,213,790)    (754,425)  (35,278,111)  (20,488,813)            -           -   (169,668)    (451,358)
                            ----------  -----------  ------------  ------------    ---------   ---------   ---------   ----------
 Total distributions       (1,826,433)  (1,572,956)  (37,756,310)  (25,370,955)      (7,416)   (125,285)   (272,507)    (690,019)
                            ----------  -----------  ------------  ------------    ---------   ---------   ---------   ----------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale
 of shares                   6,343,381    8,207,537    22,818,088    34,157,608   18,614,782  19,440,805   3,962,232    5,961,795
 Proceeds from reinvestment
 of dividends                1,821,251    1,564,415    37,560,860    25,169,606        6,716     119,796     257,708      680,419

 Redemption of shares     (17,494,685)  (9,038,833) (156,205,072)  (88,066,228) (13,455,974) (4,902,949) (9,482,091)  (6,245,000)
                            ----------  -----------  ------------  ------------    ---------   ---------   ---------   ----------
 Net increase (decrease)
 from share transactions   (9,330,053)      733,119  (95,826,124)  (28,739,014)    5,165,524  14,657,652 (5,262,151)      397,214
                            ----------  -----------  ------------  ------------    ---------   ---------   ---------   ----------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS            (11,872,468)  (1,808,490) (144,049,169)  (80,486,992)    8,695,321  14,317,534 (4,472,497)  (3,923,280)

NET ASSETS:
 Beginning of period        23,883,080   25,691,570   231,586,297   312,073,289   14,317,534           -  13,096,122   17,019,402
                            ----------  -----------  ------------  ------------    ---------   ---------   ---------   ----------
 End of period             $12,010,612  $23,883,080   $87,537,128  $231,586,297  $23,012,855 $14,317,534  $8,623,625  $13,096,122
                            ==========  ===========   ===========  ============   ==========  ==========  ==========   ==========
 Undistributed net
 investment income, end
 of period                      $4,454      $10,654        $1,915       $12,142      $11,370          $-      $2,196       $7,063
                                ======      =======        ======       =======      =======         ===     =======       ======


See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
-------------------------------------------------------------------------------

Financial Highlights<F1>

                                                                     U.S. GOVERNMENT MONEY MARKET FUND
                                                -----------------------------------------------------------------------
                                                                                                     APRIL 10,  JULY 1,
                                                  YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED  1995<F2> TO 1994 TO
                                                   MAR. 31,     MAR. 31,     MAR. 31,    MAR. 31,    MAR. 31,   APRIL 9,
                                                     2000         1999         1998        1997        1996       1995
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00        $1.00        $1.00      $1.00      $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                0.05         0.05         0.05       0.05       0.05        0.04
 Net realized and unrealized gains (losses)
 on investments                                          -            -            -          -          -           -
                                                   -------      -------      -------    -------    -------     -------
 Total from investment operations                     0.05         0.05         0.05       0.05       0.05        0.04
                                                   -------      -------      -------    -------    -------     -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                 0.05         0.05         0.05       0.05       0.05        0.04
 Distributions from capital gains                        -            -            -          -          -           -
                                                   -------      -------      -------    -------    -------     -------
 Total distributions                                  0.05         0.05         0.05       0.05       0.05        0.04
                                                   -------      -------      -------    -------    -------     -------
NET ASSET VALUE, END OF PERIOD                       $1.00        $1.00        $1.00      $1.00      $1.00       $1.00
                                                   =======      =======      =======    =======    =======     =======
TOTAL RETURN<F3>                                     5.06%        4.63%        4.95%      4.76%      5.14%       3.51%
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                 $307,884     $133,730     $100,497   $125,413    $87,715     $76,105
 Ratio of net expenses to average net assets<F4>     0.39%        0.54%        0.55%      0.58%      0.54%       0.63%
 Ratio of net investment income to average
 net assets<F4>                                      5.10%        4.52%        4.83%      4.66%      5.12%       4.46%
 Ratio of net expenses to average net assets<F4><F5> 0.55%        0.58%        0.58%      0.59%      0.59%       1.23%
 Ratio of net investment income to average
 net assets<F4><F5>                                  4.94%        4.48%        4.80%      4.65%      5.07%       3.86%
 Portfolio turnover rate<F3>                             -            -            -          -          -           -

<F1> Performance data for each Fund prior to April 1, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


See notes to financial statements.

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

                                                                        SHORT/INTERMEDIATE FIXED INCOME FUND
                                              -----------------------------------------------------------------------------------
                                                                                                          APRIL 10,       JULY 1,
                                              YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED    1995<F2> TO      1994 TO
                                               MAR. 31,       MAR. 31,      MAR. 31,        MAR. 31,       MAR. 31,       APRIL 9,
                                                 2000           1999          1998            1997           1996           1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.01         $9.97         $9.73            $9.85         $9.66          $9.62

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                             0.51          0.51          0.56             0.49          0.52           0.42

 Net realized and unrealized gains (losses)
 on investments                                  (0.45)          0.04          0.24           (0.10)          0.17           0.05
                                                -------       -------        ------          -------       -------        -------
 Total from investment operations                  0.06          0.55          0.80             0.39          0.69           0.47
                                                -------       -------        ------          -------       -------        -------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income              0.51          0.51          0.56             0.51          0.50           0.43
 Distributions from capital gains                     -             -             -                -             -              -
                                                -------       -------        ------          -------       -------        -------
 Total distributions                               0.51          0.51          0.56             0.51          0.50           0.43
                                                -------       -------        ------          -------       -------        -------
NET ASSET VALUE, END OF PERIOD                    $9.56        $10.01         $9.97            $9.73         $9.85          $9.66
                                                =======       =======        ======           ======        ======        =======
TOTAL RETURN<F3>                                  0.71%         5.61%         8.37%            4.00%         7.24%          5.05%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)               $21,008       $21,636       $19,509          $21,042       $22,056        $22,130
 Ratio of net expenses to average net assets<F4>  1.02%         0.97%         0.99%            0.97%         0.89%          0.88%

 Ratio of net investment income to average
 net assets<F4>                                   5.28%         5.05%         5.54%            5.01%         5.34%          5.63%
 Ratio of net expenses to average net
 assets<F4><F5>                                   1.18%         1.13%         1.15%            1.08%         1.02%          1.51%

 Ratio of net investment income to average
 net assets<F4><F5>                               5.12%         4.89%         5.38%            4.90%         5.21%          5.00%
 Portfolio turnover rate<F3>                     36.41%        21.36%        26.58%            4.73%        41.45%          9.93%

<F1> Performance data for each Fund prior to April 1, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
-------------------------------------------------------------------------------

Financial Highlights<F1> (continued)

                                                                               FIXED INCOME FUND
                                                ------------------------------------------------------------------------------
                                                                                                         APRIL 10,     JULY 1,
                                                YEAR ENDED     YEAR ENDED   YEAR ENDED     YEAR ENDED   1995<F2> TO    1994 TO
                                                 MAR. 31,       MAR. 31,     MAR. 31,       MAR. 31,      MAR. 31,     APRIL 9,
                                                   2000           1999         1998           1997          1996         1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.42         $10.45        $9.84         $10.00         $9.63        $9.58
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                              0.57           0.61         0.59           0.45          0.59         0.51
 Net realized and unrealized gains (losses)
 on investments                                   (0.67)              -         0.61         (0.15)          0.35         0.07
                                                --------        -------     --------       --------      --------      -------
 Total from investment operations                 (0.10)           0.61         1.20           0.30          0.94         0.58
                                                --------        -------     --------       --------      --------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income               0.58           0.61         0.59           0.46          0.57         0.53
 Distributions from capital gains                   0.15           0.03            -              -             -            -
                                                --------        -------     --------       --------      --------      -------
 Total distributions                                0.73           0.64         0.59           0.46          0.57         0.53
                                                 -------        -------     --------        -------      --------      -------
NET ASSET VALUE, END OF PERIOD                     $9.59         $10.42       $10.45          $9.84        $10.00        $9.63
                                                 =======         ======      =======        =======       =======       ======
TOTAL RETURN<F3>                                 (0.90)%          5.93%       12.50%          3.06%         9.79%        6.35%
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                $48,544        $82,420      $77,671        $75,524       $76,342      $66,488
 Ratio of net expenses to average net assets<F4>   0.91%          0.88%        0.89%          0.89%         0.83%        0.87%
 Ratio of net investment income to average
 net assets<F4>                                    5.68%          5.78%        5.74%          4.48%         5.94%        6.98%
 Ratio of net expenses to average net assets<F4><F5>1.08%         1.05%        1.05%          1.00%         0.96%        1.51%
 Ratio of net investment income to average
 net assets<F4><F5>                                5.51%          5.61%        5.58%          4.37%         5.81%        6.34%
 Portfolio turnover rate<F3>                      18.39%         31.35%       19.03%         12.66%        37.35%        7.04%

<F1> Performance data for each Fund prior to April 1, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


See notes to financial statements.

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

                                            BALANCED FUND                                    EQUITY FUND
                            ---------------------------------------     ---------------------------------------------------------
                                                             AUG. 6,                                          APRIL 10,   JULY 1,
                             YEAR         YEAR      YEAR     1996<F2>   YEAR       YEAR      YEAR     YEAR     1995<F2>    1994
                             ENDED       ENDED     ENDED        TO     ENDED      ENDED     ENDED    ENDED        TO        TO
                           MAR. 31,     MAR. 31,  MAR. 31,   MAR. 31, MAR. 31,   MAR. 31,  MAR. 31, MAR. 31,   MAR. 31,  APRIL 9,
                             2000         1999      1998       1997     2000       1999      1998     1997       1996      1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD         $11.06     $12.24    $10.41    $10.00    $13.36     $16.19    $13.74    $13.07     $11.39    $10.48

INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income         0.34       0.38      0.38      0.21      0.19       0.26      0.29      0.30       0.28      0.21

 Net realized and
unrealized gains (losses)
 on investments              (0.98)     (0.81)      1.90      0.40    (1.21)     (1.66)      3.50      1.63       2.13      1.48
                             ------     ------    ------    ------   -------    -------    ------    ------     ------    ------
 Total from investment
 operations                  (0.64)     (0.43)      2.28      0.61    (1.02)     (1.40)      3.79      1.93       2.41      1.69
                             ------     ------    ------    ------    ------    -------    ------    ------     ------    ------

LESS DISTRIBUTIONS TO
 SHAREHOLDERS:
 Dividends from net
 investment income             0.35       0.38      0.38      0.20      0.19       0.26      0.29      0.30       0.28      0.22
 Distributions from
 capital gains                 0.78       0.37      0.07         -      3.15       1.17      1.05      0.96       0.45      0.56
                             ------     ------    ------   -------   -------    -------   -------   -------    -------   -------
 Total distributions           1.13       0.75      0.45      0.20      3.34       1.43      1.34      1.26       0.73      0.78
                             ------     ------    ------   -------   -------    -------   -------   -------    -------   -------
NET ASSET VALUE, END
 OF PERIOD                    $9.29     $11.06    $12.24    $10.41     $9.00     $13.36    $16.19    $13.74     $13.07    $11.39
                             ======    =======    ======    ======   =======    =======   =======   =======    =======   =======
TOTAL RETURN<F3>            (6.18)%    (3.73)%    22.34%     6.14%   (9.29)%    (9.20)%    28.89%    14.99%     21.52%    16.48%

SUPPLEMENTAL DATA AND
 RATIOS:
 Net assets, end of
 period (000s)              $12,010    $23,883   $25,692   $10,895   $87,537   $231,586  $312,073  $259,200   $224,169  $161,323
 Ratio of net expenses
 to average net assets<F4>    1.10%      1.01%     0.88%     1.16%     1.07%      1.03%     1.03%     1.04%      0.99%     1.03%

 Ratio of net investment
 income to average
 net assets<F4>               3.16%      3.20%     3.37%     3.25%     1.47%      1.74%     1.89%     2.17%      2.32%     2.50%
 Ratio of net expenses to
 average net assets<F4><F5>   1.42%      1.32%     1.43%     3.04%     1.18%      1.15%     1.14%     1.10%      1.07%     1.62%

 Ratio of net investment
 income to average
 net assets<F4><F5>           2.84%      2.89%     2.82%     1.37%     1.36%      1.62%     1.78%     2.11%      2.24%     1.91%
 Portfolio turnover rate<F3> 31.43%     33.17%    10.46%     5.92%    23.29%     24.19%    15.87%    25.66%     26.60%    14.36%

<F1> Performance data for each Fund prior to April 1, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
------------------------------------------------------------------------------

Financial Highlights<F1> (continued)

                                                          GROWTH FUND                        SMALL CAP VALUE FUND
                                                   ------------------------   -------------------------------------------------
                                                   YEAR ENDED    YEAR ENDED   YEAR ENDED  YEAR ENDED     YEAR ENDED    JUNE 10,
                                                    MAR. 31,      MAR. 31,     MAR. 31,    MAR. 31,       MAR. 31,   1996<F2> TO
                                                      2000          1999         2000        1999           1998    MAR. 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $9.48        $10.00       $9.85        $12.94        $10.52       $10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                 0.01          0.10        0.10          0.18          0.19         0.15
 Net realized and unrealized gains (losses)
 on investments                                        1.95        (0.53)        0.65        (2.73)          2.88         0.58
                                                     ------        ------      ------       -------       -------      -------
 Total from investment operations                      1.96        (0.43)        0.75        (2.55)          3.07         0.73
                                                     ------        ------      ------       -------       -------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                     -          0.09        0.10          0.18          0.19         0.15
 Distributions from capital gains                         -             -        0.19          0.36          0.46         0.06
                                                     ------        ------      ------       -------       -------      -------
 Total distributions                                      -          0.09        0.29          0.54          0.65         0.21
                                                     ------        ------      ------       -------       -------      -------
NET ASSET VALUE, END OF PERIOD                       $11.44         $9.48      $10.31         $9.85        $12.94       $10.52
                                                     ======        ======      ======       =======        ======       ======
TOTAL RETURN<F3>                                     20.72%       (4.28)%       7.55%      (20.18)%        29.60%        7.30%
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                   $23,013       $14,318      $8,624       $13,096       $17,019       $7,173
 Ratio of net expenses to average net assets<F4>      1.03%         1.21%       1.46%         1.21%         1.11%        1.34%
 Ratio of net investment income to average
 net assets<F4>                                       0.10%         1.15%       0.89%         1.55%         1.62%        2.15%
 Ratio of net expenses to average net assets<F4><F5>  1.41%         1.63%       2.02%         1.71%         1.92%        3.76%
 Ratio of net investment income to average
 net assets<F4><F5>                                 (0.28)%         0.73%       0.33%         1.05%         0.81%      (0.27)%
 Portfolio turnover rate<F3>                         73.90%        71.80%      36.71%        26.20%        16.54%        7.45%

<F1> Performance data for each Fund prior to April 1, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


See notes to financial statements.

                                              FIRST OMAHA FUNDS - Annual Report
-------------------------------------------------------------------------------

Notes to Financial Statements
March 31, 2000

1. ORGANIZATION

First Omaha Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2000, the only series presently authorized are the U.S. Government Money Market Fund, the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund (individually referred to as a "Fund" and collectively as the "Funds").

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

(A) INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded on only over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the respective Fund's investment adviser, First National Bank of Omaha ("First National") or FNC Trust Group, n.a. ("FNC;" collectively, the "Advisers"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Pursuant to Rule 2a-7 of the 1940 Act, investments of the U.S. Government Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (i) purchase any instrument with a remaining maturity greater than 13 months unless such investment is subject to a demand feature, or (ii) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

(B) REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers which the Advisers deem creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

(C) ORGANIZATION COSTS

Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized on a straight-line basis over a period of five years from the date upon which the

Annual Report - FIRST OMAHA FUNDS
------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 2000

Funds commenced their investment activities. Organization costs have been allocated equally among the respective Funds or by specific identification, as applicable. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

(D) EXPENSES

The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

(E) DISTRIBUTIONS TO SHAREHOLDERS

The U.S. Government Money Market Fund declares dividends of net investment income daily. The remaining Funds declare dividends monthly; all of the Funds pay dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Accordingly, at March 31, 2000, reclassifications were recorded to increase undistributed net investment income by $2,022, $2,022, $2,022, $937, $2,022, $1,593 and $1,929; decrease undistributed net realized loss on investments by $0, $0, $0, $0, $0, $1,419 and $0; and decrease paid-in capital in excess of par by $2,022, $2,022, $2,022, $937, $2,022, $3,012 and $1,929 for the U.S.
Government Money Market Fund, the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund, respectively.

(F) FEDERAL INCOME TAXES

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

As of March 31, 2000, each of the U.S. Government Money Market Fund, Short/Intermediate Fixed Income Fund, Growth Fund and Small Cap Value Fund had federal income tax capital loss carryforwards of $25,604, $226,767, $732,430 and $43,494, respectively. The $25,604 federal income tax loss carryforward for the U.S. Government Money Market Fund expires as follows: $14,927 in 2003, $3,242 in 2006 and $7,435 in 2008. The $226,767 federal income tax loss carryforward for the Short/Intermediate Fixed Income Fund expires as follows: $61,572 in 2003, $109,194 in 2004 and $56,001 in 2005. The $732,430 federal income tax loss carryforward for the Growth Fund expires as follows: $267,823 in 2007 and $464,607 in 2008. The entire federal income tax carryforward for the Small Cap Value Fund expires in 2008. It is management's intention to make no distribution of any future realized capital gains until the federal income tax loss carryforwards are exhausted.

As of March 31, 2000, the Fixed Income Fund, the Balanced Fund, the Equity Fund and the Small Cap Value Fund had $698,969, $1,783,988, $6,369,485 and $404,650,
respectively, of post-October 1999 capital losses which are deferred until the March 31, 2001 fiscal year for tax purposes.

(G) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the

                                              First Omaha Funds - ANNUAL REPORT
-------------------------------------------------------------------------------

reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

(H) OTHER

Investment transactions are accounted for on the trade date plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

3.INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have agreements with the respective Advisers to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds will pay a monthly fee at the annual rate of the following percentages on average daily net assets: to First National, 0.25% for the U.S. Government
Money Market Fund, 0.50% for the Short/Intermediate Fixed Income Fund, 0.60% for the Fixed Income Fund, 0.75% for the Balanced Fund, 0.75% for the Equity Fund and 0.85% for the Small Cap Value Fund; and to FNC, 0.75% for the Growth Fund. For the year ended March 31, 2000, advisory fees of $204,180, $9,766, $33,301, $38,382, $42,595 and $37,817 were waived in the U.S. Government Money Market Fund, the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Growth Fund and the Small Cap Value Fund, respectively.

First National also serves as custodian and transfer agent for each of the Funds. The custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. For the year ended March 31, 2000, custody fees of $5,859, $19,981, $5,757, $50,102, $5,111 and
$3,241 were waived in the Short/Intermediate Fixed Income Fund, the Fixed
Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund, respectively. The transfer agent also receives compensation from each of the Funds for such services.

Sunstone Financial Group, Inc. (the "Administrator") acts as Administrator for each of the Funds. As compensation for its administrative and fund accounting services and the assumption of certain administrative expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average daily net assets. The Small Cap Value Fund and the Growth Fund are each subject to a $50,000 minimum annual fee. For the year ended March 31, 2000, administrative fees of $113,801, $8,023, $27,358, $7,883, $68,600, $16,757 and $14,708 were waived in the U.S. Government
Money Market Fund, the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund, respectively.

The Advisers and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These waivers may be terminated at any time. The Advisers and the Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield of that Fund to be higher than it would be in the absence of such reduction.

Sunstone Distribution Services, LLC (the "Distributor") acts as Distributor for each of the Funds. The Distributor receives no compensation from the Funds under its Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan.

4.DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed 0.25% of the average daily net assets of that Fund. Such amount may be used to pay banks, broker/deal-

Annual Report - FIRST OMAHA FUNDS
------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 2000

ers and other institutions, which may include the Advisers, their correspondent and affiliated banks and the Distributor (each a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization. As of March 31, 2000, there are no 12b-1 Agreements with any Participating Organizations.

5.ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Advisers, their correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services. Effective November 1, 1996, the Company entered into an agreement under the Plan with First National at an annual rate of 0.10% of the average daily net assets serviced for each of the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund and the Small Cap Value Fund. For the year ended March 31, 2000, fees of $17,686, $60,115, $15,491, $143,335 and $10,112 were accrued under this agreement, respectively, and fees of $8,837, $30,051, $7,732, $71,677 and $5,053 were waived by First
National, respectively.

6.CAPITAL STOCK

The Company is authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without share-holder approval.

Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund.

Transactions in shares of the Funds for the year ended March 31, 2000 were as follows:


                                       U.S           SHORT/
                                   GOVERNMENT     INTERMEDIATE     FIXED                                               SMALL CAP
                                  MONEY MARKET    FIXED INCOME     INCOME       BALANCED     EQUITY        GROWTH        VALUE
                                      FUND            FUND          FUND          FUND        FUND          FUND         FUND
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                        951,251,913     1,218,300      1,031,125      587,089     1,912,487    1,775,315     381,013
---------------------------------------------------------------------------------------------------------------------------------
Shares issued to holders in
  reinvestment of dividends            206,720        94,396        484,273      182,260     3,826,799          622      23,392
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                  (777,297,839)   (1,275,787)    (4,365,668)  (1,635,676)  (13,349,968)  (1,274,645)   (898,176)
                                --------------  ------------    -----------  -----------   -----------  -----------  ----------
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            174,160,794        36,909    (2,850,270)      866,327   (7,610,682)      501,292   (493,771)
                                 =============   ===========    ===========  ===========  ============   ==========   =========
---------------------------------------------------------------------------------------------------------------------------------


                                              FIRST OMAHA FUNDS - Annual Report
-------------------------------------------------------------------------------
Transactions in shares of the Funds for the year ended March 31, 1999 were as follows:

                                      U.S          SHORT/
                                   GOVERNMENT   INTERMEDIATE     FIXED                                               SMALL CAP
                                  MONEY MARKET  FIXED INCOME     INCOME      BALANCED      EQUITY         GROWTH       VALUE
                                      FUND          FUND          FUND         FUND         FUND           FUND        FUND
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                       394,777,417     774,357      1,576,999      696,332      2,294,411    2,004,652      524,972
-------------------------------------------------------------------------------------------------------------------------------
Shares issued to holders in
 reinvestment of dividends            154,244     100,822        459,506      133,981      1,743,861       12,688       61,549
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                 (361,699,190)   (671,178)    (1,555,867)    (770,810)    (5,972,650)    (506,879)    (571,580)
                                -------------   ---------    -----------    ---------    -----------    ---------    ---------
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            33,232,471     204,001        480,638       59,503    (1,934,378)    1,510,461       14,941
                                =============   =========     ==========    =========    ===========    =========    =========
-------------------------------------------------------------------------------------------------------------------------------


7.INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 2000 were as follows:

                           U.S           SHORT/
                       GOVERNMENT     INTERMEDIATE        FIXED                                                        SMALL CAP
                      MONEY MARKET    FIXED INCOME        INCOME          BALANCED          EQUITY         GROWTH        VALUE
                          FUND            FUND             FUND             FUND             FUND           FUND          FUND
----------------------------------------------------------------------------------------------------------------------------------
Purchases
 U.S. Government     $651,920,871     $4,501,956       $5,764,297        $977,590                 -               -             -
 Other                          -      2,236,282        6,075,550       4,773,886      $ 37,221,430    $ 15,668,689    $3,795,340
----------------------------------------------------------------------------------------------------------------------------------
Sales
 U.S. Government      449,096,082      3,693,023       17,471,669       3,101,120                 -               -             -
 Other                          -      3,745,628       20,149,230      11,951,444       154,910,469      12,399,470     9,043,183
----------------------------------------------------------------------------------------------------------------------------------

Annual Report - FIRST OMAHA FUNDS
-------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 2000

As of March 31, 2000, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $306,295,829, $21,346,074, $50,056,682, $12,195,500, $81,403,876, $18,217,311 and $9,473,435,
were as follows:

                                    U.S        SHORT/
                                 GOVERNMENT  INTERMEDIATE     FIXED                                                   SMALL CAP
                                MONEY MARKET FIXED INCOME     INCOME       BALANCED        EQUITY        GROWTH         VALUE
                                    FUND        FUND           FUND          FUND           FUND          FUND          FUND
-------------------------------------------------------------------------------------------------------------------------------
Appreciation                          $-        $36,785       $219,693       $783,171   $16,372,968    $4,631,682     $863,191
-------------------------------------------------------------------------------------------------------------------------------
(Depreciation)                         -      (753,749)    (2,517,224)    (1,008,202)   (9,484,830)     (687,814)  (1,720,703)
                                  ------     ----------    -----------    -----------   -----------    ----------  -----------
-------------------------------------------------------------------------------------------------------------------------------
Net appreciation
 (depreciation) on investments        $-     $(716,964)   $(2,297,531)     $(225,031)    $6,888,138    $3,943,868   $(857,512)
                                  ======     ==========    ===========    ===========   ===========     =========   ==========
-------------------------------------------------------------------------------------------------------------------------------


For the year ended March 31, 2000, 38%, 100%, 100% and 100% of dividends paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund, respectively.

8.SUBSEQUENT EVENT

Subsequent to the Funds' year end, the Board of Directors authorized an additional 200,000,000 shares of the U.S. Government Money Market Fund, for a total of 500,000,000 authorized shares.

Independent Auditor's Report

To the Shareholders and
Board of Directors of
First Omaha Funds, Inc.

We have audited the accompanying statements of assets and liabilities of First Omaha Funds, Inc. (comprised, respectively, of the U.S. Government Money Market Fund, the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund; collectively, the "Funds"), including the schedules of portfolio investments as of March 31, 2000, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2000, and the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.
                                                                      KPMG LLP
Omaha, Nebraska
April 14, 2000, except as to Note 8, which is as of May 2, 2000.

INVESTMENT ADVISER AND CUSTODIAN
FIRST NATIONAL BANK OF OMAHA
ATTENTION: TRUST DIVISION
1620 DODGE
OMAHA, NEBRASKA 68102

ADMINISTRATOR
SUNSTONE FINANCIAL GROUP, INC.
207 E. BUFFALO ST., SUITE 400
MILWAUKEE, WISCONSIN 53202

DISTRIBUTOR
SUNSTONE DISTRIBUTION SERVICES, LLC
207 E. BUFFALO ST., SUITE 400
MILWAUKEE, WISCONSIN 53202

LEGAL COUNSEL
CLINE, WILLIAMS, WRIGHT, JOHNSON & OLDFATHER
ONE PACIFIC PLACE
1125 S. 103RD ST., SUITE 720
OMAHA, NEBRASKA 68124-1071

AUDITORS
KPMG LLP
TWO CENTRAL PARK PLAZA, SUITE 1501
OMAHA, NEBRASKA 68102


THIS REPORT HAS BEEN PREPARED FOR THE GENERAL INFORMATION OF FIRST OMAHA FUNDS SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE FIRST OMAHA FUNDS PROSPECTUS. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION ABOUT FIRST OMAHA FUNDS' INVESTMENT OBJECTIVES, MANAGEMENT FEES AND EXPENSES, RISKS AND
OPERATING POLICIES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

-------------------------------------
    For more INFORMATION
    CALL 1-800-OMAHA-03
    OR WRITE TO:
    FIRST OMAHA FUNDS
    P.O. BOX 219022
    KANSAS CITY, MISSOURI 64141-6022
------------------------------------

                                                                       FBO513496